                      MERRILL LYNCH TECHNOLOGY FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 12, 1999

TO THE STOCKHOLDERS OF
     MERRILL LYNCH TECHNOLOGY FUND, INC.:

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Meeting") of Merrill Lynch Technology Fund, Inc. ("Technology Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Tuesday, January 12, 1999 at 9:00 a.m., New York time, for the following purposes:

          (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") providing for the acquisition of substantially all of the assets of Technology Fund by Merrill Lynch Global Technology Fund, Inc. ("Global Technology Fund"), and the assumption of substantially all of the liabilities of Technology Fund by Global Technology Fund, in exchange solely for an equal aggregate value of newly-issued shares of Global Technology Fund. The Agreement and Plan of Reorganization also provides for distribution of such shares of Global Technology Fund to stockholders of Technology Fund in liquidation of Technology Fund. A vote in favor of this proposal will constitute a vote in favor of the liquidation and dissolution of Technology Fund and the termination of its registration under the Investment Company Act of 1940, as amended; and

          (2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

     The Board of Directors of Technology Fund has fixed the close of business on November 18, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     A complete list of the stockholders of Technology Fund entitled to vote at the Meeting will be available and open to the examination of any stockholders of Technology Fund for any purpose germane to the Meeting during ordinary business hours from and after December 29, 1998 at the offices of Technology Fund, 800 Scudders Mill Road, Plainsboro, New Jersey.

     You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of Technology Fund.

                                          By Order of the Board of Directors,

                                          PHILIP M. MANDEL
                                          Secretary

Plainsboro, New Jersey
Dated: December 10, 1998

                      MERRILL LYNCH TECHNOLOGY FUND, INC.
                   MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.
                P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800

                       SPECIAL MEETING OF STOCKHOLDERS OF
                      MERRILL LYNCH TECHNOLOGY FUND, INC.

    This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Merrill Lynch Technology Fund, Inc., a Maryland corporation ("Technology Fund"), for use at the Special Meeting of Stockholders of Technology Fund (the "Meeting") called to approve or disapprove the proposed reorganization whereby Merrill Lynch Global Technology Fund, Inc., a Maryland corporation ("Global Technology Fund"), will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Technology Fund, in exchange solely for an equal aggregate value of newly-issued shares of Global Technology Fund (the "Reorganization"). Immediately upon the receipt by Global Technology Fund of the assets of Technology Fund and the assumption by Global Technology Fund of the liabilities of Technology Fund, as described in the preceding sentence, Technology Fund will distribute the shares of Global Technology Fund received in the Reorganization to the stockholders of Technology Fund. Thereafter, Technology Fund will terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will dissolve in accordance with the laws of the State of Maryland.

    Holders of shares in Technology Fund will receive that class of shares of Global Technology Fund having the same letter designation (i.e., Class A, Class B, Class C or Class D) and the same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges ("CDSCs")), if any (the "Corresponding Shares"), as the shares of Technology Fund held by them immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Global Technology Fund to be issued to the stockholders of Technology Fund will equal the aggregate net asset value of the outstanding shares of Technology Fund as set forth in the Agreement and Plan of Reorganization. Technology Fund and Global Technology Fund sometimes are referred to herein collectively as the "Funds" and individually as a "Fund," as the context requires. The fund resulting from the reorganization is sometimes referred to herein as the "Combined Fund."

    This Proxy Statement and Prospectus serves as a prospectus of Global Technology Fund under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of shares of Global Technology Fund to Technology Fund pursuant to the terms of the Reorganization.

    Both Technology Fund and Global Technology Fund are open-end management investment companies with substantially identical investment objectives. Each Fund seeks long-term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager"), the investment adviser to both Funds, derive a substantial portion of their income from technology related industries. There can be no assurance that, after the Reorganization, Global Technology Fund will achieve its investment objective.

    The current prospectus relating to Global Technology Fund, dated May 20, 1998 (the "Global Technology Fund Prospectus"), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Semi-Annual Report to Stockholders of Global Technology Fund dated September 30, 1998 also accompanies this Proxy Statement and Prospectus. A statement of additional information relating to Global Technology Fund, dated May 20, 1998 (the "Global Technology Fund Statement"), a prospectus of Technology Fund dated June 30, 1998 (the "Technology Fund Prospectus") and a statement of additional information relating to Technology Fund, dated June 30, 1998 (the "Technology Fund Statement"), have been filed with the Securities and Exchange Commission (the "Commission"). Such documents may be obtained, without charge, by writing either Technology Fund or Global Technology Fund at the address above, or by calling 1-800-456-4587, ext. 123.

                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY
     OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

    This Proxy Statement and Prospectus sets forth concisely the information about Global Technology Fund that stockholders of Technology Fund should know before considering the Reorganization and should be retained for future reference. Technology Fund has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

    A statement of additional information relating to the Reorganization (the "Statement of Additional Information"), including pro forma financial statements of Technology Fund and Global Technology Fund, is on file with the Commission. It is available from Global Technology Fund without charge, upon oral request by calling the toll free telephone number set forth above or upon written request by writing Global Technology Fund at its principal executive offices. The Statement of Additional Information, dated December 10, 1998 is incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Global Technology Fund Prospectus, the Technology Fund Prospectus, the Global Technology Fund Statement, the Technology Fund Statement, other material incorporated by reference and other information regarding the Funds.

    The address of the principal executive offices of both Technology Fund and Global Technology Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

                            ------------------------

     THE DATE OF THIS PROXY STATEMENT AND PROSPECTUS IS DECEMBER 10, 1998.

                               TABLE OF CONTENTS

                                                              PAGE
INTRODUCTION                                                    3
SUMMARY                                                         3
  The Reorganization                                            3
  Pro Forma Fee Table for Class A and Class B Stockholders
     of Technology Fund, Global Technology Fund and the
     Combined Fund as of September 30, 1998 (unaudited)         5
  Pro Forma Fee Table for Class C and Class D Stockholders
     of Technology Fund, Global Technology Fund and the
     Combined Fund as of September 30, 1998 (unaudited)         6
RISK FACTORS AND SPECIAL CONSIDERATIONS                        11
COMPARISON OF THE FUNDS                                        14
  Financial Highlights                                         14
  Investment Objectives and Policies                           17
  Other Investment Policies                                    20
  Information Regarding Options, Futures and Foreign
     Exchange Transactions                                     21
  Investment Restrictions                                      21
  Management                                                   21
  Purchase of Shares                                           22
  Redemption of Shares                                         22
  Performance                                                  22
  Stockholder Rights                                           23
  Dividends and Distributions                                  23
  Tax Information                                              24
  Portfolio Transactions                                       24
  Portfolio Turnover                                           24
  Additional Information                                       24
THE REORGANIZATION                                             25
  General                                                      25
  Procedure                                                    26
  Terms of the Agreement and Plan of Reorganization            26
  Potential Benefits to Stockholders as a Result of the
     Reorganization                                            27
  Tax Consequences of the Reorganization                       28
  Capitalization                                               29
INFORMATION CONCERNING THE SPECIAL MEETING                     29
  Date, Time and Place of Meeting                              29
  Solicitation, Revocation and Use of Proxies                  29
  Record Date and Outstanding Shares                           30
  Security Ownership of Certain Beneficial Owners and
     Management of Technology Fund and Global Technology
     Fund                                                      30
  Voting Rights and Required Vote                              31
ADDITIONAL INFORMATION                                         31
LEGAL PROCEEDINGS                                              32
LEGAL OPINIONS                                                 32
EXPERTS                                                        32
STOCKHOLDER PROPOSALS                                          33
EXHIBIT I--AGREEMENT AND PLAN OF REORGANIZATION               I-1

                                  INTRODUCTION

     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Technology Fund for use at the Meeting to be held at the offices of MLAM, 800 Scudders Mill Road, Plainsboro, New Jersey on January 12, 1999, at 9:00 a.m., New York time. The mailing address for Technology Fund is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is December 14, 1998.

     Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Technology Fund at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted "FOR" the proposal to approve the Agreement and Plan of Reorganization between Technology Fund and Global Technology Fund (the "Agreement and Plan of Reorganization").

     Approval of the Agreement and Plan of Reorganization will require the affirmative vote of Technology Fund stockholders representing a majority of the total number of votes entitled to be cast thereon. Stockholders will vote as a single class on the proposal to approve the Agreement and Plan of Reorganization. See "Information Concerning the Special Meeting."

     The Board of Directors of Technology Fund knows of no business other than that discussed above which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan of Reorganization, attached hereto as Exhibit I.

     In this Proxy Statement and Prospectus, the term "Reorganization" refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Technology Fund by Global Technology Fund in exchange for the Corresponding Shares and the subsequent distribution of Corresponding Shares of Global Technology Fund to the stockholders of Technology Fund; and (ii) the subsequent deregistration and dissolution of Technology Fund.

THE REORGANIZATION

     At a meeting of the Board of Directors of Technology Fund held on October 21, 1998, the Board of Directors of Technology Fund approved a proposal that Global Technology Fund acquire substantially all of the assets, and assume substantially all of the liabilities, of Technology Fund in exchange solely for shares of Global Technology Fund to be distributed to the stockholders of Technology Fund.

     Based upon their evaluation of all relevant information, the Directors of Technology Fund have determined that the Reorganization will potentially benefit the stockholders of Technology Fund. Specifically, after the Reorganization, Technology Fund stockholders will remain invested in an open-end fund that has a substantially identical investment objective to that of Technology Fund. Since the net assets of Global Technology Fund as of September 30, 1998 were approximately $481.1 million and will increase by approximately $340.6 million (the net asset value of Technology Fund as of September 30, 1998) as a result of the Reorganization, Technology Fund stockholders are likely to experience certain benefits, including, without limitation, lower expenses per share, economies of scale and greater flexibility in portfolio management. See "The Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization."

     The Board of Directors of Technology Fund, including all of the Directors who are not "interested persons," as defined in the Investment Company Act, has determined that the Reorganization is in the best interests of Technology Fund and that the interests of existing Technology Fund stockholders will not be diluted as a result of effecting the Reorganization.

     If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that Technology Fund and Global Technology Fund have obtained prior to that time either (a) a favorable private letter ruling from the Internal Revenue Service (the "IRS") or (b) an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of Technology Fund, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Board of Directors of Technology Fund and the Board of Directors of Global Technology Fund; (ii) by the Board of Directors of Technology Fund if any condition to Technology Fund's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Global Technology Fund if any condition to Global Technology Fund's obligations has not been fulfilled or waived by such Board.

  PRO FORMA FEE TABLE FOR CLASS A AND CLASS B STOCKHOLDERS OF TECHNOLOGY FUND,
                             GLOBAL TECHNOLOGY FUND
           AND THE COMBINED FUND AS OF SEPTEMBER 30, 1998 (UNAUDITED)

                                                                CLASS A SHARES(a)
                                               ----------------------------------------------------
                                                              ACTUAL
                                               ------------------------------------
                                                 TECHNOLOGY            GLOBAL           PRO FORMA
                                                    FUND          TECHNOLOGY FUND        COMBINED
                                               --------------    ------------------    ------------
STOCKHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)            5.25%(c)            5.25%(c)           5.25%(c)
  Sales Charge Imposed on Dividend
    Reinvestments                                   None                None               None
  Deferred Sales Charge (as a percentage of
    original purchase price or redemption
    proceeds, whichever is lower)                   None(d)             None(d)            None(d)
  Exchange Fee                                      None                None               None
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fees(f)                               1.00%               1.00%              1.00%
  12b-1 Fees(g):
    Account Maintenance Fees                        None                None               None
    Distribution Fees                               None                None               None
  Other Expenses:
    Stockholder Servicing Costs(h)                 0.31%               0.12%              0.16%
    Other                                          0.11%               0.21%              0.11%
                                                --------          ----------            -------
        Total Other Expenses                       0.42%               0.33%              0.27%
                                                --------          ----------            -------
  Total Fund Operating Expenses                    1.42%               1.33%              1.27%
                                                ========          ==========            =======

                                                                      CLASS B SHARES(b)
                                               ----------------------------------------------------------------
                                                                 ACTUAL
                                               ------------------------------------------
                                                    TECHNOLOGY              GLOBAL              PRO FORMA
                                                       FUND            TECHNOLOGY FUND           COMBINED
                                               --------------------  --------------------  --------------------
STOCKHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)                None                  None                  None
  Sales Charge Imposed on Dividend
    Reinvestments                                      None                  None                  None
  Deferred Sales Charge (as a percentage of
    original purchase price or redemption
    proceeds, whichever is lower)                4.0% during the       4.0% during the       4.0% during the
                                                   first year,           first year,           first year,
                                                 decreasing 1.0%       decreasing 1.0%       decreasing 1.0%
                                               annually thereafter   annually thereafter   annually thereafter
                                                to 0.0% after the     to 0.0% after the     to 0.0% after the
                                                  fourth year(e)        fourth year(e)        fourth year(e)
  Exchange Fee                                         None                  None                  None
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fees(f)                                  1.00%                 1.00%                 1.00%
  12b-1 Fees(g):
    Account Maintenance Fees                          0.25%                 0.25%                 0.25%
    Distribution Fees                                 0.75%                 0.75%                 0.75%
                                                (Class B shares convert to Class D shares automatically after approximately
  Other Expenses:                                 eight years and cease being subject to distribution fees)
    Stockholder Servicing Costs(h)                    0.35%                 0.14%                 0.16%
    Other                                             0.11%                 0.21%                 0.11%
                                                  --------            ----------               -------
        Total Other Expenses                          0.46%                 0.35%                 0.27%
                                                  --------            ----------               -------
  Total Fund Operating Expenses                       2.46%                 2.35%                 2.27%
                                                  ========            ==========               =======

---------------
(a) Class A shares are sold to a limited group of investors including existing Class A stockholders, certain retirement plans and participants in certain fee-based programs. See "Comparison of the Funds--Purchase of Shares."
(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Comparison of the Funds--Purchase of Shares."
(c) Reduced for Class A purchases of $25,000 and over, and waived for purchases by certain retirement plans and in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Comparison of the Funds--Purchase of Shares."
(d) Class A shares are not subject to a CDSC, except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase. Such CDSC may be waived in connection with certain fee-based programs.
(e) The CDSC may be modified in connection with certain fee-based programs.
(f) See "Comparison of the Funds--Management."
(g) See "Comparison of the Funds--Purchase of Shares."
(h) See "Comparison of the Funds--Additional Information--Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent."

  PRO FORMA FEE TABLE FOR CLASS C AND CLASS D STOCKHOLDERS OF TECHNOLOGY FUND,
                             GLOBAL TECHNOLOGY FUND
           AND THE COMBINED FUND AS OF SEPTEMBER 30, 1998 (UNAUDITED)

                                                       CLASS C SHARES                                 CLASS D SHARES
                                      ------------------------------------------------   ----------------------------------------
                                                   ACTUAL                                           ACTUAL
                                      ---------------------------------                  ----------------------------
                                                            GLOBAL         PRO FORMA     TECHNOLOGY       GLOBAL        PRO FORMA
                                      TECHNOLOGY FUND   TECHNOLOGY FUND     COMBINED        FUND      TECHNOLOGY FUND   COMBINED
                                      ---------------   ---------------    ---------     ----------   ---------------   ---------
STOCKHOLDER TRANSACTION EXPENSES:
    Maximum Sales Charge Imposed on
      Purchases (as a percentage of
      offering price)                     None              None              None        5.25% (a)     5.25%   (a)      5.25% (a)
    Sales Charge Imposed on Dividend
      Reinvestments                       None              None              None        None           None            None
    Deferred Sales Charge (as a
      percentage of original
      purchase price or redemption
      proceeds, whichever is lower)   1.0% for one      1.0% for one      1.0% for one    None  (c)      None   (c)      None  (c)
                                         year(b)           year(b)          year(b)
    Exchange Fee                          None              None              None        None           None            None
  ANNUAL FUND OPERATING EXPENSES (AS
    A PERCENTAGE OF AVERAGE NET
    ASSETS):
    Management Fees(d)                    1.00%             1.00%            1.00%        1.00%         1.00%            1.00%
    12b-1 Fees(e):
      Account Maintenance Fees            0.25%             0.25%            0.25%        0.25%         0.25%            0.25%
      Distribution Fees                   0.75%             0.75%            0.75%        None           None            None
    Other Expenses:
      Stockholder Servicing Costs(f)      0.38%             0.15%            0.16%        0.31%         0.12%            0.16%
      Other                               0.11%             0.21%            0.11%        0.11%         0.21%            0.11%
                                          -----             -----             ---        ------        --------          -----
        Total Other Expenses              0.49%             0.36%            0.27%        0.42%         0.33%            0.27%
                                          -----             -----             ---        ------        --------          -----
    Total Fund Operating Expenses         2.49%             2.36%            2.27%        1.67%         1.58%            1.52%
                                          -----             -----             ---        ------        --------          -----
                                          -----             -----             ---        ------        --------          -----

---------------
(a) Reduced for Class D purchases of $25,000 and over. Like Class A purchases, certain Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Comparison of the Funds--Purchase of Shares."
(b) The CDSC may be waived in connection with certain fee-based programs.
(c) Like Class A shares, Class D shares are not subject to a CDSC, except that purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs.
(d) See "Comparison of the Funds--Management."
(e) See "Comparison of the Funds--Purchase of Shares."
(f) See "Comparison of the Funds--Additional Information--Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent."

EXAMPLES:

                                                CUMULATIVE EXPENSES PAID ON CLASS A AND CLASS B SHARES FOR THE PERIOD OF:
                                              -----------------------------------------------------------------------------
                                                         CLASS A SHARES                          CLASS B SHARES
                                              -------------------------------------   -------------------------------------
                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                              ------   -------   -------   --------   ------   -------   -------   --------
An investor would pay the following expenses
  on a $1,000 investment, including the
  maximum sales load of $52.50 (Class A
  shares only) and assuming (1) the Total
  Fund Operating Expenses set forth on page
  5 for the relevant Fund, (2) a 5% annual
  return throughout the periods and (3)
  redemption at the end of the period
  (including any applicable
  CDSC for Class B shares):
    Technology Fund                            $66       $95      $126       $214      $65       $97      $131      $261*
    Global Technology Fund                      65        92       122        204       64        93       126       250*
    Combined Fund+                              65        91       119        198       63        91       122       242*
An investor would pay the following expenses
  on the same $1,000 investment assuming no
  redemption at the end of the period:
    Technology Fund                            $66       $95      $126       $214      $25       $77      $131      $261*
    Global Technology Fund                      65        92       122        204       24        73       126       250*
    Combined Fund+                              65        91       119        198       23        71       122       242*

                                                CUMULATIVE EXPENSES PAID ON CLASS C AND CLASS D SHARES FOR THE PERIOD OF:
                                              -----------------------------------------------------------------------------
                                                         CLASS C SHARES                          CLASS D SHARES
                                              -------------------------------------   -------------------------------------
                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                              ------   -------   -------   --------   ------   -------   -------   --------
An investor would pay the following expenses
  on a $1,000 investment, including the
  maximum sales load of $52.50 (Class D
  shares only) and assuming (1) the Total
  Fund Operating Expenses set forth on page
  6 for the relevant Fund, (2) a 5% annual
  return throughout the periods and (3)
  redemption at the end of the period
  (including any applicable
  CDSC for Class C shares):
    Technology Fund                            $35       $78      $133       $283      $69      $102      $138       $240
    Global Technology Fund                      34        74       126        270       68       100       134        230
    Combined Fund+                              33        71       122        261       67        98       131        224
An investor would pay the following expenses
  on the same $1,000 investment assuming no
  redemption at the end of the period:
    Technology Fund                            $25       $78      $133       $283      $69      $102      $138       $240
    Global Technology Fund                      24        74       126        270       68       100       134        230
    Combined Fund+                              23        71       122        261       67        98       131        224

---------------
* Assumes conversion of Class B shares to Class D shares approximately eight years after initial purchase.
+ Assuming the Reorganization had taken place on September 30, 1998.

     The foregoing Fee Tables are intended to assist investors in understanding the costs and expenses that a Technology Fund or Global Technology Fund stockholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLES. See "Summary," "The Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization" and "Comparison of the Funds--Management," "--Purchase of Shares" and "--Redemption of Shares."

BUSINESS OF TECHNOLOGY FUND  Technology Fund was incorporated under the laws of the State of Maryland on August 27, 1991 and commenced operations on April 27, 1992. Technology Fund is a non-diversified, open-end management investment company.

                             As of September 30, 1998, Technology Fund had net assets of $340,636,926.



BUSINESS OF GLOBAL           Global Technology Fund was incorporated under the
TECHNOLOGY FUND              laws of the State of Maryland on March 24, 1998 and
                             commenced operations on June 26, 1998. Global
                             Technology Fund is a diversified, open-end management investment company.

                             As of September 30, 1998, Global Technology Fund had net assets of $481,060,840.

COMPARISON OF THE FUNDS      Investment Objectives.  The investment objectives
                             of Global Technology Fund and Technology Fund are substantially identical, although Global Technology
                             Fund is a diversified investment company and Technology Fund is nondiversified. Each Fund seeks long-term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of the Manager, derive a substantial portion of their income from technology related industries.

                             Investment Policies. Global Technology Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of issuers from at least three different countries. To a lesser extent, Global Technology Fund may invest in securities convertible into common stock, preferred stock, rights to subscribe for common stock and other investments the return on which is determined by the performance of a particular common stock or a basket or index of common stocks.

                             Technology Fund's investment policy permits the management of Technology Fund to vary its policies as to geographic diversification and types of securities; it is expected, however, that its assets will be invested in several countries, primarily the United States, Japan and Western European nations. Technology Fund's current emphasis is placed on equity securities, but substantial portions of its assets may be invested in debt, convertible securities or non-convertible preferred stocks.

                             Both Global Technology Fund and Technology Fund may invest heavily in securities denominated in currencies other than the United States dollar.

                             Each Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies.

                             Global Technology Fund and Technology Fund are each subject to a fundamental investment restriction, which provides that the Fund may borrow from banks in amounts up to 33 1/3% of its total assets taken at market value and may borrow an additional 5% of its total assets for temporary purposes.

                             Advisory Fees. The investment adviser for both Technology Fund and Global Technology Fund is MLAM. MLAM is responsible for the management of each Fund's investment portfolio and for providing administrative services to each Fund.

                             Paul G. Meeks serves as portfolio manager for both Funds. Mr. Meeks has served as Portfolio Manager of Global Technology Fund since its inception (June 26, 1998) and was appointed Portfolio Manager of Technology Fund in August 1998.

                             Pursuant to a management agreement between Global Technology Fund and MLAM, Global Technology Fund pays MLAM a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund not exceeding $1.0 billion and 0.95% of the average daily net assets of the Fund in excess of $1.0 billion; pursuant to a management agreement between Technology Fund and MLAM, Technology Fund pays MLAM a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund. After the Reorganization, the advisory fee paid by the Combined Fund would be at Global Technology Fund's rate. See "Summary--Pro Forma Fee Tables" and "Comparison of the Funds--Management."

                             MLAM has retained Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") as sub-adviser to each of the Funds. Pursuant to a separate sub-advisory agreement between MLAM and MLAM U.K. with respect to each Fund, MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to each Fund, in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to each Fund pursuant to each management agreement.

                             Class Structure. Each Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The Class A, Class B, Class C and Class D shares issued by Global Technology Fund are identical in all respects to the Class A, Class B, Class C and Class D shares issued by Technology Fund, except that they represent ownership interests in a different investment portfolio. See "Comparison of the Funds--Purchase of Shares."

                             Overall Expense Ratio. The overall operating expense ratio for Class A shares as of September 30, 1998 was 1.42% for Technology Fund and 1.33% for Global Technology Fund. If the Reorganization had taken place on that date, the overall operating expense ratio for Class A shares of the Combined Fund on a pro forma basis would have been 1.27%.

                             The foregoing expense ratios are for Class A shares. Such ratios would differ for Class B, Class C and Class D shares as a result of class specific distribution and account maintenance expenditures. See "Summary--Pro Forma Fee Tables."

                             Purchase of Shares. Shares of Global Technology Fund are offered continuously for sale to the public in substantially the same manner as shares of Technology Fund. See "Comparison of the Funds--Purchase of Shares."

                             Redemption of Shares. The redemption procedures for shares of Global Technology Fund are substantially the same as the redemption procedures for shares of Technology Fund. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Global Technology Fund acquired by Technology Fund stockholders in the Reorganization, the holding period of Technology Fund shares outstanding on the date the Reorganization takes place will be "tacked" onto the holding period of the Corresponding Shares of Global Technology Fund acquired in the Reorganization. See "Comparison of the Funds--Redemption of Shares."

                             Dividends and Distributions. Technology Fund's policies with respect to dividends and distributions are substantially the same as those of Global Technology Fund. See "Comparison of the Funds--Dividends and Distributions."

                             Net Asset Value. Both Technology Fund and Global Technology Fund determine net asset value of each class of shares once daily 15 minutes after the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m. New York time), on each day during which the NYSE is open for trading. Both Funds compute net asset value per share in the same manner. See "Comparison of the Funds--Additional Information--Net Asset Value."

                             Voting Rights. The corresponding voting rights of the holders of shares of common stock of each Fund are substantially the same. See "The
                             Reorganization--Comparison of the Funds--Capital Stock."

                             Other Significant Considerations. Stockholder services, including exchange privileges, available to Technology Fund and Global Technology Fund stockholders are substantially the same. See "Comparison of the Funds--Additional Information--Stockholder Services." An automatic dividend reinvestment plan is available to stockholders of each Fund. The plans are identical. See "Comparison of the Funds--Automatic Dividend Reinvestment Plan." Other stockholder services, including the provision of annual and semi-annual reports, are the same for both Funds. See "Comparison of the Funds--Stockholder Services."

TAX CONSIDERATIONS           Technology Fund and Global Technology Fund jointly
                             have requested a private letter ruling from the IRS with respect to the Reorganization to the effect that, among other things, neither Technology Fund nor Global Technology Fund will recognize gain or loss on the transaction, and Technology Fund stockholders will not recognize gain or loss on the exchange of their shares of Technology Fund stock for Corresponding Shares of Global Technology Fund.
                             The consummation of the Reorganization is subject to the receipt of such ruling or receipt of an opinion of counsel to the same effect. The
                             Reorganization will not affect the status of Global
                             Technology Fund as a regulated investment company.
                             Technology Fund has significant net realized capital losses. After the Reorganization, Global
                             Technology Fund stockholders will benefit from the ability of Global Technology Fund to offset these capital losses against its realized capital gains subject to certain limitations. Conversely, the benefit of these losses to Technology Fund stockholders will be diluted.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Many of the investment risks associated with an investment in Global Technology Fund are substantially the same as those of Technology Fund. Such risks include investing in derivative instruments, illiquid securities and unrated debt securities as well as investing on an international basis and in the technology sector. As a result of the Reorganization, the risk factors applicable to Technology Fund will be modified by (i) the elimination of the risks associated with non-diversification currently applicable to Technology Fund and (ii) the short operating history of Global Technology Fund, which commenced operations on June 26, 1998.

     Investments in Technology. Technology oriented investment companies such as the Funds, as with other sector funds, may be subject to rapidly changing asset inflows and outflows, which could affect portfolio management and investment decisions. Moreover, the Funds' investments in securities of technology related issuers present certain risks that may not exist to the same degree in other types of investments. Technology securities, in general, tend to be relatively volatile as compared to other types of investments. Any such volatility will be reflected in changes in the Funds' net asset value. While volatility may create investment opportunities, it does entail risk.

     While the Funds will invest in the securities of entities in a variety of different industries considered by MLAM to be technology related, many of those entities share common characteristics which may affect an investment in the Funds. For example, industries throughout the technology field include many smaller and less seasoned issuers. Although the Funds will seek to invest primarily in well established companies that are typically large and mid-cap issuers, the Funds also may invest in smaller issuers. These types of issuers may present greater opportunities for capital appreciation, but may also involve greater risks. Such small-cap issuers may have limited product lines, markets, or financial resources, or may depend on a limited management group. In addition, the securities of smaller issuers trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements or may be more sensitive to market fluctuations than the securities of larger, more established companies. The issuers in which the Funds invest are also strongly affected by worldwide scientific or technological developments, and their products may rapidly fall into obsolescence. Certain of such issuers also offer products or services that are subject to governmental regulations and may, therefore, be affected adversely by governmental policies.

     Investing on an International Basis. Because a substantial portion of each Fund's assets may be invested in securities of non-U.S. issuers, investors should be aware of certain risk factors and special considerations relating to international investing, which may involve risks that are not typically associated with investments in securities of U.S. issuers, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since both Funds invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in each Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Currencies of certain countries may be volatile and, therefore, may affect the value of securities denominated in such currencies. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

     As a result of these potential risks, MLAM may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. Both Funds may invest in countries in which foreign investors, including MLAM, have had no or limited prior experience.

     Many of the foreign securities held by the Funds will not be registered with the Commission, nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign issuer than about a U.S. issuer and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, may not be subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

     Foreign financial markets, while often growing in trading volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries that have smaller, emerging capital markets, which may result in the Funds incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Funds to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Funds due to subsequent declines in the value of such portfolio security or, if a contract to sell the security has been entered, could result in possible liability to the purchaser.

     There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as Global Technology Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     Borrowing. Each Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed), taken at market value, but only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions (so as not to force a Fund to liquidate securities at a disadvantageous time) or to settle securities transactions. Neither Fund will purchase securities at any time when borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Funds. Such leveraging increases the Funds' exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income.

     Derivative Investments. Each Fund may engage in transactions in certain instruments that may be characterized as derivatives. These instruments include various types of options, futures and options thereon. The Funds may engage in these transactions for hedging purposes to enhance total return or to gain exposure to equity markets.

     Transactions involving options, futures, options on futures or currencies may involve the loss of an opportunity to profit from a price movement in the underlying asset beyond certain levels or a price increase on other portfolio assets (in the case of transactions for hedging purposes) or expose the Funds to potential losses that exceed the amount originally invested by each respective Fund in such instruments.

     Illiquid Securities. Global Technology Fund may invest up to 15% of its net assets and Technology Fund may invest up to 15% of its total assets in securities that lack an established secondary trading market or otherwise are considered illiquid (including, in the case of Technology Fund, venture capital investments). Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Investment of a Fund's assets in illiquid securities may restrict the ability of a Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which a Fund's operations require cash, such as when a Fund redeems shares or pays dividends, and could result in a Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, issuers whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. In making investments in such securities, a Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities. In addition, each of the Funds may invest in privately placed securities that may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale.

     Withholding and Other Taxes. Income and capital gains on securities held by the Funds may be subject to withholding and other taxes imposed by certain jurisdictions, which would reduce the return to the respective Fund on those securities. The Funds intend, unless ineligible, to elect to "pass-through" to their respective stockholders the amount of foreign taxes paid by that Fund. If certain holding period requirements are met, the taxes passed through to stockholders will be included in each stockholder's income and could potentially be offset by either a deduction or a credit. Certain stockholders, including non-U.S. stockholders, will not be entitled to the benefit of a deduction or credit with respect to foreign taxes paid at the Fund level. Non-U.S. stockholders may nevertheless be subject to withholding tax on the foreign taxes included in their income. Other taxes, such as transfer taxes, may be imposed on the Funds, but would not give rise to a credit or deduction for stockholders.

                            COMPARISON OF THE FUNDS

FINANCIAL HIGHLIGHTS

     Global Technology Fund. The financial information in the table below is unaudited and has been provided by MLAM. Financial information is not presented prior to June 26, 1998 since no shares were publicly issued prior to that date.

     The following per share data and ratios have been derived from information provided in the financial statements.

                                                                    FOR THE PERIOD
                                                         JUNE 26, 1998+ TO SEPTEMBER 30, 1998
                                                  --------------------------------------------------
                                                  CLASS A       CLASS B        CLASS C       CLASS D
                                                  -------       --------       -------       -------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $ 10.00       $  10.00       $ 10.00       $ 10.00
                                                  -------       --------       -------       -------
Investment loss--net                                 (.01)          (.03)         (.03)         (.01)
Realized and unrealized loss on investments--net    (1.11)         (1.11)        (1.11)        (1.11)
                                                  -------       --------       -------       -------
Total from investment operations                    (1.12)         (1.14)        (1.14)        (1.12)
                                                  -------       --------       -------       -------
Net asset value, end of period                    $  8.88       $   8.86       $  8.86       $  8.88
                                                  =======       ========       =======       =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share                 (11.20)%#      (11.40)%#     (11.40)%#     (11.20)%#
                                                  =======       ========       =======       =======
RATIOS TO AVERAGE NET ASSETS:
Expenses                                             1.33%*         2.35%*        2.36%*        1.58%*
                                                  =======       ========       =======       =======
Investment loss--net                                 (.23)%*       (1.25)%*      (1.25)%*       (.50)%*
                                                  =======       ========       =======       =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $18,985       $322,609       $76,745       $62,722
                                                  =======       ========       =======       =======
Portfolio turnover                                   9.98%          9.98%         9.98%         9.98%
                                                  =======       ========       =======       =======

---------------

  +  Commencement of operations.
  *  Annualized.
 **  Total investment returns exclude the effects of sales loads.
  #  Aggregate total investment return.

     Technology Fund. The financial information in the table below, except for the six months ended September 30, 1998, which is unaudited, has been audited in conjunction with the annual audits of the financial statements of Technology Fund by Deloitte & Touche LLP, independent auditors.

The following per share data and ratios have been derived from information provided in the financial statements:

                                                                        CLASS A+
                              --------------------------------------------------------------------------------------------
                                 FOR THE SIX                                                               FOR THE PERIOD
                                 MONTHS ENDED                  FOR THE YEAR ENDED MARCH 31,               APRIL 27, 1992++
                                SEPTEMBER 30,      ----------------------------------------------------     TO MARCH 31,
                                     1998            1998       1997       1996       1995       1994           1993
                                -------------      --------   --------   --------   --------   --------   ----------------
INCREASE (DECREASE) IN NET
 ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of period                         $   4.27        $   5.07   $   4.82   $   4.89   $   5.17   $   5.08       $   3.83
                                   --------        --------   --------   --------   --------   --------       --------
Investment income
 (loss)--net                           (.02)           (.04)      (.03)      (.03)       .05       (.01)            --
Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions--net                     (.73)            .46        .72        .28        .11       1.51           1.59
                                   --------        --------   --------   --------   --------   --------       --------
Total from investment
 operations                            (.75)            .42        .69        .25        .16       1.50           1.59
                                   --------        --------   --------   --------   --------   --------       --------
Less dividends and
 distributions:
 Investment income--net                  --              --         --         --       (.02)        --             --
 In excess of investment
   income--net                           --              --         --         --       (.01)        --             --
 Realized gain on
   investments--net                      --           (1.06)      (.44)      (.17)      (.05)     (1.41)          (.34)
 In excess of realized gain
   on investments--net                   --            (.16)        --       (.15)      (.36)        --             --
                                   --------        --------   --------   --------   --------   --------       --------
Total dividends and
 distributions                           --           (1.22)      (.44)      (.32)      (.44)     (1.41)          (.34)
                                   --------        --------   --------   --------   --------   --------       --------
Net asset value, end of
 period                            $   3.52        $   4.27   $   5.07   $   4.82   $   4.89   $   5.17       $   5.08
                                   ========        ========   ========   ========   ========   ========       ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share                               (17.56)%#         3.96%     14.60%      5.15%      2.86%     35.68%         42.09%#
                                   ========        ========   ========   ========   ========   ========       ========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses                               1.42%*          1.27%      1.30%      1.31%      1.33%      1.35%          1.59%*
                                   ========        ========   ========   ========   ========   ========       ========
Investment income
 (loss)--net                           (.92)%*         (.82)%     (.63)%     (.62)%      .87%      (.11)%          .04%*
                                   ========        ========   ========   ========   ========   ========       ========
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                    $148,646        $211,443   $222,118   $246,909   $254,188   $174,809       $100,830
                                   ========        ========   ========   ========   ========   ========       ========
Portfolio turnover                   102.21%         206.40%    176.51%    108.36%    175.57%    350.64%        482.79%
                                   ========        ========   ========   ========   ========   ========       ========

                                                                          CLASS B+
                              ------------------------------------------------------------------------------------------------
                                 FOR THE SIX                                                               FOR THE PERIOD
                                 MONTHS ENDED                  FOR THE YEAR ENDED MARCH 31,               APRIL 27, 1992++
                                SEPTEMBER 30,      ----------------------------------------------------     TO MARCH 31,
                                     1998            1998       1997       1996       1995       1994           1993
                              ------------------   --------   --------   --------   --------   --------   ----------------
INCREASE (DECREASE) IN NET
 ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of period                         $   4.06        $   4.89   $   4.66   $   4.78   $   5.08   $   5.03       $  3.83
                                   --------        --------   --------   --------   --------   --------       -------
Investment income
 (loss)--net                           (.04)           (.09)      (.08)      (.09)      (.01)      (.05)         (.04)
Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions--net                     (.69)            .46        .69        .29        .11       1.48          1.58
                                   --------        --------   --------   --------   --------   --------       -------
Total from investment
 operations                            (.73)            .37        .61        .20        .10       1.43          1.54
                                   --------        --------   --------   --------   --------   --------       -------
Less dividends and
 distributions:
 Investment income--net                  --              --         --         --         --+++       --           --
 In excess of investment
   income--net                           --              --         --         --         --+++       --           --
 Realized gain on
   investments--net                      --           (1.05)      (.38)      (.17)      (.05)     (1.38)         (.34)
 In excess of realized gain
   on investments--net                   --            (.15)        --       (.15)      (.35)        --            --
                                   --------        --------   --------   --------   --------   --------       -------
Total dividends and
 distributions                           --           (1.20)      (.38)      (.32)      (.40)     (1.38)         (.34)
                                   --------        --------   --------   --------   --------   --------       -------
Net asset value, end of
 period                            $   3.33        $   4.06   $   4.89   $   4.66   $   4.78   $   5.08       $  5.03
                                   ========        ========   ========   ========   ========   ========       =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share                               (17.98)%#         3.09%     13.20%      4.21%      1.78%     34.22%        40.77%#
                                   ========        ========   ========   ========   ========   ========       =======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses                               2.46%*          2.31%      2.35%      2.34%      2.38%      2.36%         2.53%*
                                   ========        ========   ========   ========   ========   ========       =======
Investment income
 (loss)--net                          (1.96)%*        (1.85)%    (1.66)%    (1.65)%     (.10)%    (1.08)%         .93%*
                                   ========        ========   ========   ========   ========   ========       =======
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)                    $161,608        $285,193   $375,630   $553,819   $614,935   $224,330       $57,592
                                   ========        ========   ========   ========   ========   ========       =======
Portfolio turnover                   102.21%         206.40%    176.51%    108.36%    175.57%    350.64%       482.79%
                                   ========        ========   ========   ========   ========   ========       =======

---------------
*   Annualized.
**  Total investment returns exclude the effects of sales loads.
+   Based on average shares outstanding.
++  Commencement of operations.
+++ Amount is less than $.01 per share.
#  Aggregate total investment return.

               TECHNOLOGY FUND--FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                  CLASS C++                                      CLASS D++
                                    ---------------------------------------------------------------------   -------------------
                                        FOR THE SIX           FOR THE YEAR ENDED         FOR THE PERIOD         FOR THE SIX
                                       MONTHS ENDED                MARCH 31,            OCTOBER 21, 1994+      MONTHS ENDED
                                       SEPTEMBER 30,      ---------------------------      TO MARCH 31         SEPTEMBER 30,
                                           1998            1998      1997      1996           1995                 1998
                                    -------------------   -------   -------   -------   -----------------   -------------------
INCREASE (DECREASE) IN NET ASSET
  VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period                                  $  4.03         $  4.87   $  4.64   $  4.76        $  5.75              $  4.25
                                          -------         -------   -------   -------        -------              -------
Investment loss--net                         (.04)           (.09)     (.08)     (.09)            --                 (.02)
Realized and unrealized gain
  (loss) on investments
  and foreign currency
  transactions--net                          (.68)            .45       .68       .29           (.62)                (.73)
                                          -------         -------   -------   -------        -------              -------
Total from investment operations             (.72)            .36       .60       .20           (.62)                (.75)
                                          -------         -------   -------   -------        -------              -------
Less dividends and distributions:
    Investment income--net                     --              --        --        --           (.02)                  --
    In excess of investment
      income--net                              --              --        --        --           (.01)                  --
    Realized gain on
      investments--net                         --           (1.05)     (.37)     (.17)          (.04)                  --
    In excess of realized gain on
      investments--net                         --            (.15)       --      (.15)          (.30)                  --
                                          -------         -------   -------   -------        -------              -------
Total dividends and distributions              --           (1.20)     (.37)     (.32)          (.37)                  --
                                          -------         -------   -------   -------        -------              -------
Net asset value, end of period            $  3.31         $  4.03   $  4.87   $  4.64        $  4.76              $  3.50
                                          =======         =======   =======   =======        =======              =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share         (17.87)%#         2.87%    13.19%     4.22%        (11.11)%#            (17.65)%#
                                          =======         =======   =======   =======        =======              =======
RATIOS TO AVERAGE NET ASSETS:
Expenses                                     2.49%*          2.33%     2.37%     2.36%          2.59%*               1.67%*
                                          =======         =======   =======   =======        =======              =======
Investment loss--net                        (1.99)%*        (1.87)%   (1.68)%   (1.69)%         (.02)%*             (1.18)%*
                                          =======         =======   =======   =======        =======              =======
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                              $ 8,525         $15,424   $19,015   $31,090        $23,259              $21,858
                                          =======         =======   =======   =======        =======              =======
Portfolio turnover                         102.21%         206.40%   176.51%   108.36%        175.57%              102.21%
                                          =======         =======   =======   =======        =======              =======

                                                       CLASS D++
                                    -----------------------------------------------
                                        FOR THE YEAR ENDED         FOR THE PERIOD
                                             MARCH 31,            OCTOBER 21, 1994+
                                    ---------------------------      TO MARCH 31
                                     1998      1997      1996           1995
                                    -------   -------   -------   -----------------
INCREASE (DECREASE) IN NET ASSET
  VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period                            $  5.05   $  4.81   $  4.89        $  5.88
                                    -------   -------   -------        -------
Investment loss--net                   (.05)     (.04)     (.05)          (.02)
Realized and unrealized gain
  (loss) on investments
  and foreign currency
  transactions--net                     .46       .71       .29           (.60)
                                    -------   -------   -------        -------
Total from investment operations        .41       .67       .24           (.62)
                                    -------   -------   -------        -------
Less dividends and distributions:
    Investment income--net               --        --        --           (.02)
    In excess of investment
      income--net                        --        --        --           (.01)
    Realized gain on
      investments--net                (1.05)     (.43)     (.17)          (.04)
    In excess of realized gain on
      investments--net                 (.16)       --      (.15)          (.30)
                                    -------   -------   -------        -------
Total dividends and distributions     (1.21)     (.43)     (.32)          (.37)
                                    -------   -------   -------        -------
Net asset value, end of period      $  4.25   $  5.05   $  4.81        $  4.89
                                    =======   =======   =======        =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share     3.90%    14.09%     4.94%        (10.76)%#
                                    =======   =======   =======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses                               1.52%     1.55%     1.56%          1.80%*
                                    =======   =======   =======        =======
Investment loss--net                  (1.07)%    (.88)%    (.89)%         (.81)%*
                                    =======   =======   =======        =======
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                        $34,712   $35,372   $43,858        $32,646
                                    =======   =======   =======        =======
Portfolio turnover                   206.40%   176.51%   108.36%        175.57%
                                    =======   =======   =======        =======

---------------
*   Annualized.
**  Total investment returns exclude the effects of sales loads.
+   Commencement of operations.
++  Based on the average shares outstanding.
#  Aggregate total investment return.

INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of Global Technology Fund and Technology Fund are substantially identical, although Global Technology Fund is a diversified investment company and Technology Fund is non-diversified. Each Fund seeks long-term capital appreciation through worldwide investment in equity securities of issuers that, in the opinion of MLAM, derive a substantial portion of their income from technology related industries. Global Technology Fund will pursue this objective by investing in a global portfolio of securities of issuers that are, and are expected to remain, leaders in their product or service niches as measured by market share and superiority in technology. In addition, part of Global Technology Fund's portfolio will be invested in issuers which management believes are likely to develop leadership positions. Technology Fund pursues this objective by investing in a global portfolio of securities of companies in various stages of development. Current income from dividends and interest will not be an important consideration for either Fund in selecting portfolio securities. The investment objective of each Fund described in the second sentence of this paragraph is a fundamental policy of each Fund and may not be changed without the approval of the holders of a majority of each Fund's outstanding voting securities.

     There can be no assurance that, after the Reorganization, Global Technology Fund will achieve its investment objective.

     The investment objective of the Funds is based upon the belief that continuing advances in technology are providing issuers throughout the world with opportunities to develop innovative products and services and that investment in such issuers offers significant long-term growth possibilities. Global Technology Fund invests in issuers offering products and services in telecommunications equipment, computers, semiconductors, networking, internet and on-line service companies, office automation, server hardware producers and software companies (e.g., design, consumer and industrial). Technology Fund invests in similar industries in addition to other companies substantially involved in the more general field of technology. Technology Fund also invests in energy conservation and development, new materials, specialty chemicals, aerospace and military technology. Neither Fund invests more than 25% of its total assets in any one industry.

     Both Funds invest in a portfolio of securities of issuers located throughout the world. There are no prescribed limits on geographic asset distribution, based upon the public market values in the world equity markets and anticipated technological innovations. A majority of each Fund's assets will be invested in the securities of issuers domiciled in the United States, Japan and Western Europe. Western European countries include, among others, the United Kingdom, Germany, The Netherlands, Switzerland, Sweden, France, Italy, Belgium, Norway, Denmark, Finland, Portugal, Austria and Spain. Each Fund may restrict the securities markets in which its assets will be invested and may increase the proportion of assets invested in U.S. securities markets. As a result, when MLAM believes it is in the best interests of the shareholders of either Fund, that Fund may have few investments outside the United States.

     Securities. Since Global Technology Fund will invest primarily in issuers that are, and are expected to remain, leaders in their product or service niches, it is expected that investment emphasis will be given to issuers having large stock market capitalizations ($5 billion or more). It is contemplated, however, that a portion of Global Technology Fund's assets will be invested in issuers Global Technology Fund has identified as emerging leaders in their industries that would be considered mid-cap issuers (capitalization between $1 and $5 billion) or small-cap issuers (capitalization below $1 billion). Investments in issuers with lower market capitalization may involve special risks. See "Risk Factors and Special Considerations--Investments in Technology."

     There is no assurance that MLAM will be able to generate positive returns for Global Technology Fund, especially in light of the inherently volatile nature of the stock sector in which its assets are invested. While volatility may create investment opportunities, it does entail risk and may result in a high rate of portfolio turnover.

     Each Fund's investment emphasis is on equity securities, primarily common stocks and, to a lesser extent, securities convertible into common stocks, rights to subscribe for common stock, and in the case of Global Technology Fund, preferred stocks and other investments the return on which is determined by the performance of a common stock or a basket or index of common stocks. Under normal conditions at least 65% of Global Technology Fund's assets will be invested in equity securities of technology related issuers from at least three different countries, including the United States. Technology Fund also invests at least 65% of its total assets in technology companies under normal conditions, but is not required to be diversified among different countries. Because of the inherently volatile nature of stocks in the technology sector, MLAM may be more likely to sell particular stocks and hold a large cash position in Technology Fund than it would in a mutual fund that invests in stocks of companies in a variety of other industries.

     Temporary Investments. Global Technology Fund reserves the right, as a temporary defensive measure, to hold in excess of 35% of its total assets in cash or cash equivalents in U.S. dollars or foreign currencies and investment grade, short-term securities including money market securities denominated in U.S. dollars or foreign currencies ("Temporary Investments"), the issuers of which may not be involved in technology. Under certain adverse investment conditions, Global Technology Fund may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in Temporary Investments. Investments made for defensive purposes will be maintained only during periods in which MLAM determines that economic or financial conditions are adverse for holding or being fully invested in equity securities. A portion of the Global Technology Fund normally would be held in Temporary Investments in anticipation of investment in equity securities or to provide for possible redemptions. Technology Fund also reserves the right, as a temporary defensive measure and to provide for redemptions, to hold cash or cash equivalents (in U.S. dollars or foreign currencies) and other types of securities, the issuers of which may not be involved in technology, including non-convertible preferred stocks and investment grade debt securities and government and money market securities, in such proportions as, in the opinion of MLAM, prevailing market or economic conditions warrant. In the case of Technology Fund, no limit is stated as to the percentage of assets which may be invested in such Temporary Investments.

     Depositary Receipts. Both Global Technology Fund and Technology Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world. Global Technology Fund may invest in unsponsored Depositary Receipts. Technology Fund may invest in unsponsored ADRs only. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

     Warrants. Global Technology Fund may invest in warrants. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. In addition, warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value.

     Convertible Securities. Each of the Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed-income characteristics and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by one of the Funds is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     Illiquid Securities. Global Technology Fund may invest up to 15% of its net assets and Technology Fund may invest up to 15% of its total assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Investment of a Fund's assets in illiquid securities may restrict the ability of that Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. Global Technology Fund may invest in securities of issuers that are sold in private placement transactions between the issuers and their purchasers and that are neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer.

     Swap Agreements. Global Technology Fund is authorized to enter into equity swap agreements, which are contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. For example, swap agreements may be used to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impractical. The swap agreement will be structured to provide for early termination in the event, for example, that the Global Technology Fund desires to lock in appreciation.

     Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Global Technology Fund will seek to lessen the risk to some extent by entering into a transaction only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Swap agreements also bear the risk that Global Technology Fund will not be able to meet its obligation to the counterparty. Global Technology Fund, however, will deposit in a segregated account with its custodian liquid securities, cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would have cost Global Technology Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. The Fund will enter into a swap transaction only if, immediately following the time Global Technology Fund enters into the transaction, the aggregate notional principal amount of swap transactions to which Global Technology Fund is a party would not exceed 5% of Global Technology Fund's total assets.

     Indexed and Inverse Securities. Global Technology Fund may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an "index"). As an illustration, Global Technology Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, Global Technology Fund may invest in securities the potential return on which is based inversely on the change in an index. For example, Global Technology Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If Global Technology Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices.

     Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. Global Technology Fund believes that indexed and inverse securities may provide portfolio management flexibility that permits Global Technology Fund to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

     Investment in Other Investment Companies. Global Technology Fund may invest in other investment companies whose investment objectives and policies are consistent with those of Global Technology Fund. In accordance with the Investment Company Act, Global Technology Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act, Global Technology Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If Global Technology Fund acquires shares in investment companies, stockholders would bear both their proportionate share of expenses in Global Technology Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by Global Technology Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. Technology Fund is subject to a non-fundamental restriction by which it may invest in other investment companies to the extent permitted by applicable law, as described above.

OTHER INVESTMENT POLICIES

     Both Global Technology Fund and Technology Fund have adopted certain other investment policies as set forth below:

     Borrowings. Global Technology Fund and Technology Fund are each subject to a fundamental investment restriction, which provides that the Fund may borrow from banks in amounts up to 33 1/3% of its total assets taken at market value and may borrow an additional 5% of its total assets for temporary purposes. As a non-fundamental restriction, each Fund is further limited and may not borrow money or pledge its assets, except that either Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions. See "Summary--Comparison of the Funds--Investment Policies."

     Hedging Techniques. Both Global Technology Fund and Technology Fund may engage in various portfolio strategies to hedge their respective portfolios against investment, interest rate and currency risks. For a description of hedging instruments and risks associated with investment in such instruments, see the Appendix titled "Investment Practices Involving the Use of Options, Futures and Foreign Exchange" in the Global Technology Fund Prospectus, and "Investment Objective and Policies--Hedging Techniques" in the Technology Fund Prospectus.

     Standby Commitment Agreements. Global Technology Fund may from time to time enter into standby commitment agreements. For a description of standby commitment agreements and the risks associated with investment in such agreements, see "Investment Objective and Policies--Other Investment Policies and Practices" in the Global Technology Fund Prospectus.

     Repurchase Agreements and Purchase and Sale Contracts. Global Technology Fund may enter into repurchase agreements and purchase and sale contracts. For a description of repurchase agreements and the risks associated with investment in such agreements, see "Investment Objective and Policies--Other Investment Policies and Practices" in the Global Technology Fund Prospectus.

     When-Issued Securities and Delayed Delivery Transactions. Global Technology Fund may purchase or sell securities on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. For a description of when-issued securities and delayed delivery transactions, including the risks associated with investment therein, see "Investment Objective and Policies--Other Investment Policies and Practices" in the Global Technology Fund Prospectus.

     Lending of Portfolio Securities. Each Fund may from time to time lend securities from its portfolio with a value not exceeding 10% of its total assets in the case of Technology Fund, or 33 1/3% of total assets in the case of Global Technology Fund, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government.

INFORMATION REGARDING OPTIONS, FUTURES AND FOREIGN EXCHANGE TRANSACTIONS

     Each Fund may engage in certain investment practices including the use of options, futures and foreign exchange. Global Technology Fund may utilize these strategies for hedging purposes, to enhance total return or to gain exposure to equity markets. Technology Fund may engage in such transactions to hedge its portfolio against investment, interest rate and currency risks. Each Fund has authority to write (i.e., sell) covered call options on its portfolio securities, purchase put options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. Each Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures.

     The investment policies of each Fund with respect to futures and options transactions are not fundamental policies and may be modified by the Board of Directors of each Fund without the approval of the Fund's stockholders. Each Fund is subject to the restrictions of the Commodity Futures Trading Commission with respect to its investments in futures and options thereon.

     For a detailed discussion of the Funds' investment policies regarding futures and options, including the risks associated therewith, see the Appendix titled "Investment Practices Involving the Use of Options, Futures and Foreign Exchange," in the Global Technology Fund Prospectus and "Investment Objective and Policies--Hedging Techniques" in the Technology Fund Prospectus.

INVESTMENT RESTRICTIONS

     Other than as noted above under "Comparison of the Funds--Investment Objectives and Policies," Global Technology Fund and Technology Fund have identical investment restrictions. See "Investment Objective and Policies--Investment Restrictions" in the Global Technology Fund Statement and "Investment Objective and Policies--Investment Restrictions" in the Technology Fund Statement.

MANAGEMENT

     Directors. The Boards of Directors of Global Technology Fund and Technology Fund consist of seven individuals, six of whom are not "interested persons" as defined in the Investment Company Act. The same seven individuals serve on both Boards. After the Reorganization, the Board of Directors of Global Technology Fund will serve as the Board of Directors of the Combined Fund. The Directors are responsible for the overall supervision of the operation of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Directors of Global Technology Fund are:

     ARTHUR ZEIKEL*--Chairman of MLAM and its affiliate, FAM; Chairman and Director of Princeton Services, Inc. ("Princeton Services"); and Executive Vice President of ML & Co.

     DONALD CECIL--Special Limited Partner of Cumberland Associates (an investment partnership).

     ROLAND M. MACHOLD--Retired Director of the Division of Investment of the State of New Jersey.

     EDWARD H. MEYER--Chairman of the Board, President and Chief Executive Officer of Grey Advertising Inc.

     CHARLES C. REILLY--Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.

     RICHARD R. WEST--Dean Emeritus, New York University Leonard N. Stern School of Business Administration.

     EDWARD D. ZINBARG--Former Executive Vice President of The Prudential Insurance Company of America.
---------------
* Interested person, as defined by the Investment Company Act, of each of the Funds.

     Management and Advisory Arrangements. MLAM serves as the manager for both Global Technology Fund and Technology Fund pursuant to separate management agreements (each, a "Management Agreement") that, except for their fee structures and certain minor differences, are identical.

     Pursuant to the Management Agreement between Global Technology Fund and MLAM, Global Technology Fund pays MLAM a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund not exceeding $1.0 billion and 0.95% of the average daily net assets of the Fund in excess of $1.0 billion. After the Reorganization, the Combined Fund will pay the management fee rate paid by Global Technology Fund. Pursuant to the Management Agreement between Technology Fund and MLAM, the Fund pays MLAM a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund.

     MLAM has retained MLAM U.K. as sub-adviser to each of Technology Fund and Global Technology Fund. Pursuant to a separate sub-advisory agreement between MLAM and MLAM U.K. with respect to each Fund, MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to each Fund, in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to each Fund pursuant to each Management Agreement. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

     After the Reorganization, on a pro forma combined basis, the total operating expenses of Global Technology Fund, as a percent of net assets, would be less than the current operating expenses of Technology Fund. In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Technology Fund stockholders. The Board of Directors of each of the Funds has determined that the Reorganization would be potentially beneficial to that Fund and the Fund's stockholders. See "The Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization" and "Summary--Pro Forma Fee Tables."

PURCHASE OF SHARES

     The class structure and purchase and distribution procedures for shares of Technology Fund are substantially the same as those of Global Technology Fund. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto, see "Merrill Lynch Select Pricing(SM) System" and "Purchase of Shares" in either the Global Technology Fund Prospectus or the Technology Fund Prospectus.

REDEMPTION OF SHARES

     The procedure for redeeming shares of Global Technology Fund is substantially the same as the procedure for redeeming shares of Technology Fund. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Global Technology Fund acquired by Technology Fund stockholders in the Reorganization, the holding period of Technology Fund shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the Corresponding Shares of Global Technology Fund acquired in the Reorganization. See "Redemption of Shares" in either the Global Technology Fund Prospectus or the Technology Fund Prospectus.

PERFORMANCE

     General. The following tables provide performance information for each class of shares of Technology Fund and Global Technology Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.

                             GLOBAL TECHNOLOGY FUND
                             AGGREGATE TOTAL RETURN

                                    CLASS A SHARES           CLASS B SHARES           CLASS C SHARES           CLASS D SHARES
                                ----------------------   ----------------------   ----------------------   ----------------------
                                 WITHOUT                  WITHOUT                  WITHOUT                  WITHOUT
                                  SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES
            PERIOD              CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)
            ------              ---------   ----------   ---------   ----------   ---------   ----------   ---------   ----------
Inception through 9/30/98+       (11.20)      (15.86)     (11.40)      (14.94)     (11.40)      (12.29)     (11.20)      (15.86)

---------------
* Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum contingent deferred sales charge ("CDSC") on Class B shares is 4.0% and is reduced to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.

+ Figures are since inception (June 26, 1998).

                                TECHNOLOGY FUND
                          AVERAGE ANNUAL TOTAL RETURN

                                    CLASS A SHARES           CLASS B SHARES           CLASS C SHARES           CLASS D SHARES
                                ----------------------   ----------------------   ----------------------   ----------------------
                                 WITHOUT                  WITHOUT                  WITHOUT                  WITHOUT
                                  SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES
            PERIOD              CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)
            ------              ---------   ----------   ---------   ----------   ---------   ----------   ---------   ----------
6 months ended 9/30/98+          (31.97)      (38.91)     (32.65)      (37.92)     (32.47)      (33.81)     (32.11)      (39.03)
Year Ended 3/31/98                 3.96        (1.50)       3.09        (0.06)       2.87         2.08        3.90        (1.55)
Five Years Ended 3/31/98          11.82        10.62       10.68        10.68          --           --          --           --
Inception** through 3/31/98       16.60        15.54       15.41        15.41        2.22         2.22        3.08         1.48

---------------
 * Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.

** Class A and Class B shares commenced operations on April 27, 1992. Class C and Class D shares commenced operations on October 21, 1994.

 + Aggregate total returns.

STOCKHOLDER RIGHTS

     Stockholders of Global Technology Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Global Technology Fund does not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of distribution arrangements; and (iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Shares of Global Technology Fund to be issued to Technology Fund stockholders in the Reorganization will be fully paid and non-assessable, will have no preemptive rights and will have the conversion rights described in this Prospectus and Proxy Statement and in the Global Technology Fund Prospectus. Each share of Global Technology Fund common stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses. Rights attributable to shares of Technology Fund are substantially identical to those described above.

DIVIDENDS AND DISTRIBUTIONS

     The current policy of Technology Fund with respect to dividends and distributions is substantially identical to the policy of Global Technology Fund. It is each Fund's intention to distribute all of its net investment income, if any. In addition, each Fund distributes all net realized capital gains, if any, to stockholders at least annually.

TAX INFORMATION

     The tax consequences associated with investment in shares of Technology Fund are substantially identical to the tax consequences associated with investment in shares of Global Technology Fund. See "Taxes" in the Global Technology Fund Prospectus.

PORTFOLIO TRANSACTIONS

     The procedures for engaging in portfolio transactions are generally the same for both Technology Fund and Global Technology Fund. For a discussion of these procedures, see "Investment Objective and Policies--Other Investment Policies and Practices" in the Global Technology Fund Prospectus and "Portfolio Transactions and Brokerage" in the Global Technology Fund Statement.

     Each Fund may effect portfolio transactions on foreign securities exchanges and may incur settlement delays on certain of such exchanges. In addition, costs associated with transactions in foreign securities are generally higher than such costs associated with transactions in U.S. securities.

PORTFOLIO TURNOVER

     Generally, neither Technology Fund nor Global Technology Fund purchases securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to MLAM. Neither Fund has any limit on its rate of portfolio turnover. The portfolio turnover rates for Technology Fund for its fiscal years ended March 31, 1996, 1997 and 1998 were 108.36%, 176.51% and 206.40% respectively. The portfolio turnover rate for Global Technology Fund for the period June 26, 1998 (commencement of operations) to September 30, 1998 was 9.98%. Higher portfolio turnover may contribute to higher transactional costs and negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount.

ADDITIONAL INFORMATION

     Net Asset Value. Both Global Technology Fund and Technology Fund determine net asset value of each class of its shares once daily 15 minutes after the close of business on the NYSE (generally, 4:00 p.m. New York time), on each day during which the NYSE is open for trading. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

     Stockholder Services. Global Technology Fund offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of each class of shares of Global Technology Fund have an exchange privilege with certain other MLAM-advised mutual funds. Stockholder services, including exchange privileges, available to stockholders of Technology Fund and Global Technology Fund are substantially identical. For a description of these services, see "Stockholder Services" in the Global Technology Fund Prospectus.

     Custodian. Brown Brothers Harriman & Co. ("Brown Brothers") acts as custodian of the cash and securities of Global Technology Fund. The principal business address of Brown Brothers is 40 Water Street, Boston, MA 02109. The Chase Manhattan Bank ("Chase") acts as custodian for Technology Fund. Chase's principal business address is 4 Chase MetroTech Center, Brooklyn, New York 11245. It is presently anticipated that Brown Brothers will serve as the custodian of the Combined Fund.

     Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing
Agent. Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent, dividend disbursing agent and shareholder servicing agent with respect to each Fund (the "Transfer Agent"), at the same fee schedule, pursuant to separate transfer agency, dividend disbursing and service agreements with each of the Funds.

     Capital Stock. Technology Fund has an authorized capital of 800,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D common stock. Class A and Class C each consists of 100,000,000 shares and Class B and Class D each consists of 300,000,000 shares. Global Technology Fund has an authorized capital of 500,000,000 shares of common stock, par value $0.10 per share, divided into four classes, also designated Class A, Class B, Class C and Class D common stock. Class A, Class C and Class D each consists of 100,000,000 shares and Class B consists of 200,000,000 shares. The rights, preferences and expenses attributable to the Class A, Class B, Class C and Class D shares of Technology Fund are identical in all respects to those of the Class A, Class B, Class C and Class D shares of Global Technology Fund.

     Stockholder Inquiries. Stockholder inquiries with respect to Technology Fund and Global Technology Fund may be addressed to either Fund by telephone at
(609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

                               THE REORGANIZATION

GENERAL

     Under the Agreement and Plan of Reorganization (attached hereto as Exhibit
I), Global Technology Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Technology Fund, in exchange solely for an equal aggregate value of shares to be issued by Global Technology Fund. Upon receipt by Technology Fund of such shares, Technology Fund will distribute the shares to the holders of shares of Technology Fund, as described below.

     Generally, the assets transferred by Technology Fund to Global Technology Fund will equal all investments of Technology Fund held in its portfolio as of the Valuation Time (as defined in the Agreement and Plan of Reorganization) and all other assets of Technology Fund as of such time.

     Technology Fund will distribute the shares of Global Technology Fund received by it pro rata to its stockholders in exchange for such stockholders' proportional interests in Technology Fund. The shares of Global Technology Fund received by Technology Fund stockholders will be of the same class and have the same aggregate net asset value as each such stockholder's interest in Technology Fund as of the Valuation Time (previously defined as the "Corresponding Shares"). (See "The Agreement and Plan of Reorganization--Valuation of Assets and Liabilities" for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of Global Technology Fund in the names of all stockholders of Technology Fund, including stockholders holding Technology Fund shares in certificate form, and transferring to each stockholder's account the Corresponding Shares of Global Technology Fund representing such stockholder's interest previously credited to the account of Technology Fund. Stockholders holding Technology Fund shares in certificate form may receive certificates representing the Corresponding Shares of Global Technology Fund credited to their account in respect of such Technology Fund shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

     Since the Corresponding Shares of Global Technology Fund would be issued at net asset value in exchange for the net assets of Technology Fund having a value equal to the aggregate net asset value of those shares of Technology Fund, the net asset value per share of Global Technology Fund should remain virtually unchanged solely as a result of the Reorganization. Thus, the Reorganization should result in virtually no dilution of net asset value of Global Technology Fund immediately following consummation of the Reorganization. However, as a result of the Reorganization, a stockholder of Technology Fund likely would hold a smaller percentage of ownership in Global Technology Fund than he or she did in Technology Fund prior to the Reorganization.

PROCEDURE

     On October 21, 1998, the Board of Directors of Technology Fund, including all of the Directors who are not "interested persons," as defined by the Investment Company Act, approved the Agreement and Plan of Reorganization and the submission of such Agreement and Plan to Technology Fund stockholders for approval. The Board of Directors of Global Technology Fund, including all of the Directors who are not interested persons, also approved the Agreement and Plan of Reorganization on October 21, 1998.

     If the stockholders of Technology Fund approve the Reorganization at the Meeting, all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place during the first calendar quarter of 1999.

     THE BOARD OF DIRECTORS OF TECHNOLOGY FUND RECOMMENDS THAT TECHNOLOGY FUND STOCKHOLDERS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

     The following is a summary of the significant terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, attached hereto as Exhibit I.

     Valuation of Assets and Liabilities. The respective assets of Technology Fund and Global Technology Fund will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under "Additional Information--Determination of Net Asset Value" in the Global Technology Fund Prospectus. Purchase orders for Technology Fund shares which have not been confirmed as of the Valuation Time will be treated as assets of Technology Fund for purposes of the Reorganization; redemption requests with respect to Technology Fund shares which have not settled as of the Valuation Time will be treated as liabilities of Technology Fund for purposes of the Reorganization.

     Distribution of Global Technology Fund Shares. On the next full business day following the Valuation Time (the "Exchange Date"), Global Technology Fund will issue to Technology Fund a number of shares the aggregate net asset value of which will equal the aggregate net asset value of shares of Technology Fund as of the Valuation Time. Each holder of Technology Fund shares will receive, in exchange for his or her proportionate interest in Technology Fund, Corresponding Shares of Global Technology Fund of the same class and having the same aggregate net asset value as the Technology Fund shares held by such stockholder as of the Valuation Time.

     Expenses. The expenses of the Reorganization that are directly attributable to each Fund and the conduct of its business will be deducted from the assets of that Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing materials to be distributed to each Fund's board, legal fees incurred in preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, and accounting fees associated with each Fund's financial statements. The expenses of the Reorganization that are attributable to the transaction itself, including expenses in connection with obtaining the IRS private letter ruling, will be borne pro rata by each Fund according to its net assets as of the Valuation Time. These expenses are expected to include expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and the Registration Statement on Form N-14 (including the Prospectus and Proxy Statement), Commission and other filing fees and legal and audit fees in connection with the Reorganization.

     Required Approvals. Under Technology Fund's Articles of Incorporation (as amended to date) and relevant Maryland law, stockholder approval of the Agreement and Plan of Reorganization requires the affirmative vote of Technology Fund stockholders representing a majority of the total number of votes entitled to be cast thereon.

     Deregistration and Dissolution. Following the transfer of the assets and liabilities of Technology Fund to Global Technology Fund and the distribution of Corresponding Shares of Global Technology Fund to Technology Fund stockholders, Technology Fund will terminate its registration under the Investment

Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

     Amendments and Conditions. The Agreement and Plan of Reorganization may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of Technology Fund and Global Technology Fund pursuant to the Agreement and Plan of Reorganization are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by Technology Fund stockholders, a favorable IRS ruling or an opinion of counsel being received as to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of Technology Fund and Global Technology Fund being confirmed by the respective parties.

     Termination, Postponement and Waivers. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the Technology Fund stockholders, prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of Technology Fund and Global Technology Fund; (ii) by the Board of Directors of Technology Fund if any condition to Technology Fund's obligations has not been fulfilled or waived by such Board; or
(iii) by the Board of Directors of Global Technology Fund if any condition to Global Technology Fund's obligations has not been fulfilled or waived by such Board.

POTENTIAL BENEFITS TO STOCKHOLDERS AS A RESULT OF THE REORGANIZATION

     MLAM and the Board of Directors of Technology Fund have identified certain potential benefits to stockholders that are likely to result from the Reorganization. First, following the Reorganization, Technology Fund stockholders will remain invested in an open-end fund that has an investment objective substantially identical to that of Technology Fund. In addition, Technology Fund stockholders are likely to experience certain additional benefits, including lower expenses per share, economies of scale and greater flexibility in portfolio management.

     Specifically, as described above under "Comparison of the Funds--Management--Management and Advisory Fees," after the Reorganization, on a pro forma basis, the total operating expenses of Global Technology Fund, as a percent of net assets, would be less than the current operating expenses for Technology Fund. See "Summary--Pro Forma Fee Tables." In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Technology Fund stockholders. To illustrate the potential economies of scale for Technology Fund, on September 30, 1998, the total operating expense ratio for Technology Fund Class A shares was 1.42% (based on average fund net assets of approximately $450.2 million) and the total operating expense ratio for Global Technology Fund Class A shares was 1.33% (based on average fund net assets of approximately $487.8 million). If the Reorganization had taken place on that date, the total operating expense ratio for Global Technology Fund Class A shares on a pro forma basis would have been 1.27% (based on average fund net assets of approximately $938.0 million).

     The following table sets forth (i) the net assets of Technology Fund for the last three fiscal year ends and as of September 30, 1998 and (ii) the net assets of Global Technology Fund as of June 30, 1998 and as of September 30, 1998.

   GLOBAL TECHNOLOGY FUND            TECHNOLOGY FUND
----------------------------   ---------------------------
    PERIOD       NET ASSETS       PERIOD       NET ASSETS
--------------  ------------   -------------  ------------
As of 6/30/98*  $439,392,080   As of 3/31/96  $875,675,953
As of 9/30/98   $481,060,840   As of 3/31/97  $652,135,210
                               As of 3/31/98  $546,772,119
                               As of 9/30/98  $340,636,926

---------------
* Global Technology Fund commenced operations on June 26, 1998.

     The net assets of Technology Fund as of September 30, 1998 are below the level reached at fiscal year end March 31, 1996 and have been steadily decreasing since that date. MLAM believes that the economies of scale that may be realized as a result of the Reorganization would be beneficial to Technology Fund stockholders.

     Based on the foregoing, the Board of Directors of Technology Fund concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Board of Directors of each Fund determined that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization.

TAX CONSEQUENCES OF THE REORGANIZATION

     General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. Technology Fund and Global Technology Fund have elected and qualified for the special tax treatment afforded "regulated investment companies" under the Code, and Global Technology Fund intends to continue to so qualify after the Reorganization. Technology Fund and Global Technology Fund have jointly requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the Reorganization, as described, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and Technology Fund and Global Technology Fund will each be deemed a "party" to the Reorganization within the meaning of Section 368(b); (ii) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the stockholders of Technology Fund upon the receipt of Corresponding Shares of Global Technology Fund in the Reorganization solely in exchange for their shares of Technology Fund; (iii) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Global Technology Fund received by the stockholders of Technology Fund in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of Technology Fund surrendered in exchange; (iv) in accordance with Section 1223 of the Code, the holding period of the Corresponding Shares of Global Technology Fund received by stockholders of Technology Fund in the Reorganization will include the holding period of the shares of Technology Fund immediately prior to the liquidation of Technology Fund (provided that at the time of the Reorganization the shares of Technology Fund were held as capital assets); (v) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by Technology Fund on the asset transfer solely in exchange for Global Technology Fund shares or on the distribution of Global Technology Fund shares to Technology Fund stockholders under Section 361(c)(1); (vi) under Section 1032 of the Code, no gain or loss will be recognized by Global Technology Fund on the exchange of its shares for Technology Fund assets; (vii) in accordance with Section 362(b) of the Code, the tax basis of the assets of Technology Fund in the hands of Global Technology Fund will be the same as the tax basis of such assets in the hands of Technology Fund immediately prior to the Reorganization; (viii) in accordance with Section 1223 of the Code, the holding period of the transferred assets in the hands of Global Technology Fund will include the holding period of such assets in the hands of Technology Fund; and (ix) the taxable year of Technology Fund will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Global Technology Fund will succeed to and take into account certain tax attributes of Technology Fund, such as earnings and profits, capital loss carryovers and method of accounting. If the IRS does not issue a favorable private letter ruling in advance of the selected closing date, the Funds may proceed with the closing of the Reorganization upon receipt of an opinion of counsel regarding the tax matters covered by the ruling request.

     Technology Fund has significant net realized capital losses. After the Reorganization, Global Technology Fund shareholders will benefit from the ability of Global Technology Fund to offset these capital losses against its realized capital gains subject to certain limitations. Conversely, the benefit of these losses to Technology Fund shareholders will be diluted. Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

     Status as a Regulated Investment Company. Both Technology Fund and Global Technology Fund have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, Global Technology Fund intends to continue to operate so as to qualify as a regulated investment company. Following the liquidation and dissolution of Technology Fund and distribution of shares of Global Technology Fund to Technology Fund stockholders, Technology Fund will terminate its registration under the Investment Company Act and its incorporation under Maryland law.

CAPITALIZATION

     The following table sets forth as of September 30, 1998: (i) the capitalization of Technology Fund, (ii) the capitalization of Global Technology Fund and (iii) the pro forma capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

    PRO FORMA CAPITALIZATION OF GLOBAL TECHNOLOGY FUND, TECHNOLOGY FUND AND
                     COMBINED FUND AS OF SEPTEMBER 30, 1998

                             GLOBAL TECHNOLOGY FUND

                                        CLASS A         CLASS B         CLASS C        CLASS D
                                      ------------    ------------    -----------    -----------
Total Net Assets:                     $ 18,985,279    $322,608,932    $76,745,116    $62,721,513
Shares Outstanding:                      2,137,528      36,422,048      8,664,536      7,066,275
  Net Asset Value Per Share:          $       8.88    $       8.86    $      8.86    $      8.88

                                TECHNOLOGY FUND

                                        CLASS A         CLASS B         CLASS C        CLASS D
                                      ------------    ------------    -----------    -----------
Total Net Assets:                     $148,645,908    $161,608,329    $ 8,525,015    $21,857,674
Shares Outstanding:                     42,207,121      48,550,329      2,579,080      6,247,508
  Net Asset Value Per Share:          $       3.52    $       3.33    $      3.31    $      3.50

                                 COMBINED FUND

                                        CLASS A         CLASS B         CLASS C        CLASS D
                                      ------------    ------------    -----------    -----------
Total Net Assets:*                    $167,566,383    $484,030,067    $85,237,167    $84,546,490
Shares Outstanding:                     18,873,242      54,667,553      9,626,994      9,528,762
  Net Asset Value Per Share:*         $       8.88    $       8.85    $      8.85    $      8.87

---------------
* Total Net Assets and Net Asset Value Per Share include the aggregate value of Technology Fund's net assets which would have been transferred to Global Technology Fund had the Reorganization been consummated on September 30, 1998. The data includes an accrual of estimated Reorganization expenses of $375,000. No assurance can be given as to how many shares of Global Technology Fund the Technology Fund stockholders will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Global Technology Fund that actually will be received on or after such date.

                   INFORMATION CONCERNING THE SPECIAL MEETING

DATE, TIME AND PLACE OF MEETING

     The Meeting will be held on January 12, 1999, at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m., New York time.

SOLICITATION, REVOCATION AND USE OF PROXIES

     A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Technology Fund. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his proxy and vote in person.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted "FOR" approval of the Agreement and Plan of Reorganization.

     It is not anticipated that any matters other than the adoption of the Agreement and Plan of Reorganization will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of shares of Technology Fund at the close of business on November 18, 1998 (the "Record Date") are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were 95,496,335 shares of Technology Fund common stock issued and outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF TECHNOLOGY
FUND
AND GLOBAL TECHNOLOGY FUND

     Except as set forth below, to the knowledge of Technology Fund, no person or entity owned beneficially or of record 5% or more of any class of shares of Technology Fund outstanding on the Record Date.

NAME AND ADDRESS                                              CLASS OF SHARES    PERCENT OF CLASS(1)
----------------                                              ---------------    -------------------
Merrill Lynch Trust Company(2)..............................  Class A                   49.23%
  P.O. Box 30532
  New Brunswick, NJ 08989
Merrill Lynch Trust Company(2)..............................  Class D                   14.53%
  P.O. Box 30532
  New Brunswick, NJ 08989
Merrill Lynch Trust Company(3)..............................  Class A                   22.23%
  Trustee FBO Chrysler Salaried
  Employees' Savings Plan
  265 Davidson Ave #4
  Somerset, NJ 08873
Merrill Lynch Trust Company(3)..............................  Class A                   13.45%
  Trustee FBO Chrysler Hourly
  Employees Deferred Pay Plan
  265 Davidson Ave #4
  Somerset, NJ 08873
Merrill Lynch Trust Company(3)..............................  Class A                    9.15%
  Trustee FBO MLSIP
  Investment Account
  P.O. Box 30532
  New Brunswick, NJ 08873

NAME AND ADDRESS                                              CLASS OF SHARES    PERCENT OF CLASS(1)
----------------                                              ---------------    -------------------
James H Goodnight and.......................................  Class D                     5.6%
  Ann B Goodnight JTWROS
  900 Appletree Ln
  Cary, NC 27513

---------------
(1) Assuming the Reorganization is consummated, such ownership percentages would be: Merrill Lynch Trust Company 42.6% (Class A) and 3.6% (Class D); FBO Chrysler Salaried Employees' Savings Plan, 19.3%; FBO Chrysler Hourly Employees Deferred Pay Plan, 11.6%; FBO MLSIP Investment Account, 7.9%; and James H. Goodnight and Ann B. Goodnight JTWROS, 1.4%. These percentages are based on the pro forma capitalization of the Combined Fund as of September 30, 1998. See "The Reorganization--Capitalization."

(2) Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.

(3) These shares are included in the Class A share ownership of Merrill Lynch Trust Company reported above in this table.

     At the Record Date, the Directors and officers of Technology Fund as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of Technology Fund and owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

     To the knowledge of Global Technology Fund, as of the Record Date, no person or entity owned beneficially or of record 5% or more of any class of shares of Global Technology Fund or of all classes of Global Technology Fund shares in the aggregate.

     At the Record Date, the Directors and officers of Global Technology Fund as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of Global Technology Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.

VOTING RIGHTS AND REQUIRED VOTE

     For purposes of this Proxy Statement and Prospectus, each share of each class of Technology Fund is entitled to one vote. Approval of the Agreement and Plan of Reorganization requires the affirmative vote of Technology Fund stockholders representing a majority of the total votes entitled to be cast thereon, with all shares voting as a single class.

     Under Maryland law, stockholders of a registered open-end investment company such as Technology Fund are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any stockholder of Technology Fund may redeem his or her Technology Fund shares prior to the Reorganization.

     A quorum for purposes of the Meeting consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of Technology Fund's stockholders is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan of Reorganization are not received from the stockholders of Technology Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Technology Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the stockholders of Technology Fund.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Global Technology Fund and Technology

Fund pro rata according to the aggregate net assets of each Fund's portfolio at the Valuation Time. Such expenses are currently estimated to be $375,000.

     Technology Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Technology Fund and will reimburse certain persons that Technology Fund may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Technology Fund.

     In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Technology Fund. Technology Fund has retained D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, to aid in the solicitation of proxies, at a cost to be borne by Technology Fund of approximately $5,000, plus out-of-pocket expenses.

     Broker-dealer firms, including Merrill Lynch, holding shares of Technology Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan of Reorganization. Properly executed proxies that are returned but that are marked "abstain" or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan of Reorganization.

     This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which Technology Fund and Global Technology Fund, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

     Technology Fund and Global Technology Fund both file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by Technology Fund and Global Technology Fund can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Global Technology Fund Prospectus, the Technology Fund Prospectus, the Global Technology Fund Statement, the Technology Fund Statement, other material incorporated by reference and other information regarding the Funds.

                               LEGAL PROCEEDINGS

     There are no material legal proceedings to which Technology Fund or Global Technology Fund is a party.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Reorganization will be passed upon for Technology Fund and Global Technology Fund by Brown & Wood LLP, One World Trade Center, New York, New York 10048.

                                    EXPERTS

     The financial highlights of Technology Fund included in this Proxy Statement and Prospectus have been so included in reliance on the report of Deloitte & Touche LLP ("D&T"), independent auditors, given on their authority as experts in auditing and accounting. The principal business address of D&T is 117 Campus Drive, Princeton, New Jersey 08540. D&T are also the independent auditors for Global Technology Fund. D&T will serve as the independent auditors for the Combined Fund after the Reorganization.

                             STOCKHOLDER PROPOSALS

     A stockholder proposal intended to be presented at any subsequent meeting of stockholders of Technology Fund must be received by Technology Fund in a reasonable time before Technology Fund begins to print and mail the proxy solicitation materials to be utilized in connection with such meeting in order to be considered in Technology Fund's proxy statement and form of proxy relating to the meeting.

                                          By Order of the Board of Directors,

                                          Philip M. Mandel
                                          Secretary, Merrill Lynch Technology
                                          Fund, Inc.

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 9th day of December, 1998, by and between Merrill Lynch Global Technology Fund, Inc., a Maryland corporation ("Global Technology"), and Merrill Lynch Technology Fund, Inc., a Maryland corporation ("Technology").

                             PLAN OF REORGANIZATION

     The reorganization will comprise the acquisition by Global Technology of substantially all of the assets, and the assumption of substantially all of the liabilities, of Technology in exchange solely for an equal aggregate value of newly issued shares of Global Technology's common stock, with a par value of $.10 per share, and the subsequent distribution of Corresponding Shares (defined below) of Global Technology to the stockholders of Technology in exchange for their shares of common stock of Technology, each with a par value of $.10 per share, in liquidation of Technology, all upon and subject to the terms hereinafter set forth (the "Reorganization").

     In the course of the Reorganization, shares of Global Technology will be distributed to Technology stockholders as follows: each holder of Technology shares will be entitled to receive that class of shares of Global Technology having the same letter designation (e.g., Class A, Class B, Class C or Class D), and the same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any ("Corresponding Shares"), as the shares of Technology owned by such stockholder on the Exchange Date (as defined in Section 7 of this Agreement). The aggregate net asset value of the Corresponding Shares of Global Technology to be received by each stockholder of Technology will equal the aggregate net asset value of the Technology shares owned by such stockholder on the Exchange Date. In consideration therefor, on the Exchange Date, Global Technology shall acquire substantially all of Technology's assets and assume substantially all of Technology's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     As promptly as practicable after the consummation of the Reorganization, Technology shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").

                                   AGREEMENT

     In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Global Technology and Technology hereby agree as follows:

     1. Representations and Warranties of Global Technology.

     Global Technology represents and warrants to, and agrees with, Technology that:

     (a) Global Technology is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Global Technology has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) Global Technology is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-8721), and such registration has not been revoked or rescinded and is in full force and effect. Global Technology has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

     (c) Technology has been furnished with an unaudited statement of assets and liabilities and an unaudited schedule of investments of Global Technology, each as of September 30, 1998. An unaudited statement of assets and liabilities of Global Technology and an unaudited schedule of investments of Global Technology, each as of the Valuation Time, will be furnished to Technology at or prior to the Exchange Date for the purpose of determining the number of shares of Global Technology to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Global Technology as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

     (d) Technology has been furnished with the prospectus and statement of additional information of Global Technology, each dated May 20, 1998, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (e) Global Technology has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

     (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of Global Technology, threatened against it which assert liability on the part of Global Technology or which materially affect its financial condition or its ability to consummate the Reorganization. Global Technology is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (g) Global Technology is not a party to or obligated under any provision of its Articles of Incorporation, or its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

     (h) There are no material contracts outstanding to which Global Technology is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or will not otherwise be disclosed to Technology prior to the Valuation Time.

     (i) Global Technology has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since September 30, 1998, and those incurred in connection with the Reorganization. As of the Valuation Time, Global Technology will advise Technology in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

     (j) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Global Technology of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto
Rico).

     (k) The registration statement filed by Global Technology on Form N-14 relating to the shares of Global Technology to be issued pursuant to this Agreement which includes the proxy statement of Technology and the prospectus of Global Technology with respect to the transaction contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on its effective date, at the time of the stockholders' meeting referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to Global Technology (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Global Technology for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

     (l) Global Technology is authorized to issue 500,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock; Class A, Class C and Class D each consists of 100,000,000 shares and Class B consists of 200,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

     (m) Global Technology shares to be issued to Technology pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Global Technology will have any preemptive right of subscription or purchase in respect thereof.

     (n) At or prior to the Exchange Date, Global Technology shares to be transferred to Technology for distribution to the stockholders of Technology on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Global Technology presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

     (o) At or prior to the Exchange Date, Global Technology will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the shares of Global Technology to Technology.

     2. Representations and Warranties of Technology.

     Technology represents and warrants to, and agrees with, Global Technology that:

     (a) Technology is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Technology has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) Technology is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-6407), and such registration has not been revoked or rescinded and is in full force and effect. Technology has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify for its taxable year ending upon liquidation.

     (c) As used in this Agreement, the term "Investments" shall mean (i) the investments of Technology shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Global Technology, with such additions thereto and deletions therefrom as may have arisen in the course of Technology's business up to the Valuation Time; and
(ii) all other assets owned by Technology or liabilities incurred as of the Valuation Time.

     (d) Technology has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

     (e) Global Technology has been furnished with a statement of assets and liabilities and a schedule of investments of Technology, each as of March 31, 1998, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of

Technology and an unaudited schedule of investments of Technology, each as of the Valuation Time, will be furnished to Global Technology at or prior to the Exchange Date for the purpose of determining the number of shares of Global Technology to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Technology as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

     (f) Global Technology has been furnished with Technology's Annual Report to Stockholders for the year ended March 31, 1998 and the financial statements appearing therein fairly present the financial position of Technology as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

     (g) Global Technology has been furnished with the prospectus and statement of additional information of Technology, each dated June 30, 1998, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Technology, threatened against it which assert liability on the part of Technology or which materially affect its financial condition or its ability to consummate the Reorganization. Technology is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (i) There are no material contracts outstanding to which Technology is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Global Technology prior to the Valuation Time.

     (j) Technology is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

     (k) Technology has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since March 31, 1998 and those incurred in connection with the Reorganization. As of the Valuation Time, Technology will advise Global Technology in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

     (l) Technology has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Technology have been adequately provided for on its books, and no tax deficiency or liability of Technology has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

     (m) At both the Valuation Time and the Exchange Date, Technology will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, Technology will have good and marketable title to all of the Investments, and Global Technology will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

     (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Technology of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

     (o) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meeting referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to Technology (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Technology for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

     (p) Technology is authorized to issue 800,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A and Class C Common Stock, each of which consists of 100,000,000 shares, and Class B and Class D Common Stock, each of which consists of 300,000,000 shares, each outstanding share of which is fully paid and nonassessable and has full voting rights.

     (q) The books and records of Technology made available to Global Technology and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Technology.

     (r) Technology will not sell or otherwise dispose of any of the shares of Global Technology to be received in the Reorganization, except in distribution to the stockholders of Technology.

     3. The Reorganization.

     (a) Subject to receiving the requisite approval of the stockholders of Technology, and to the other terms and conditions contained herein, Technology agrees to convey, transfer and deliver to Global Technology and Global Technology agrees to acquire from Technology, on the Exchange Date, all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Technology, and assume substantially all of the liabilities of Technology, in exchange solely for that number of shares of Global Technology provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable Technology will distribute all shares of Global Technology received by it to its stockholders in exchange for their corresponding Technology shares. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Global Technology in the amounts due the stockholders of Technology based on their respective holdings in Technology as of the Valuation Time.

     (b) Technology will pay or cause to be paid to Global Technology any interest it receives on or after the Exchange Date with respect to the Investments transferred to Technology hereunder.

     (c) The Valuation Time shall be 4:00 P.M., New York time, on March 19, 1999, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

     (d) Global Technology will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, Technology, except that recourse for such liabilities will be limited to the net assets of Technology acquired by Global Technology. The known liabilities of Technology as of the Valuation Time shall be confirmed in writing to Global Technology by Technology pursuant to Section 2(k) of this Agreement.

     (e) Global Technology and Technology will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any other such instrument as may be required by the State of Maryland to effect the transfer of the Investments of Technology to Global Technology.

     (f) Technology will be dissolved following the Exchange Date by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland.

     4. Issuance and Valuation of Shares of Global Technology in the Reorganization.

     Full shares of Global Technology, and to the extent necessary, fractional shares of Global Technology, of an aggregate net asset value equal to the net asset value of the assets of Technology acquired, determined as hereinafter provided, reduced by the amount of liabilities of Technology assumed by Global Technology, shall be issued by Global Technology in exchange for such assets of Technology. The net asset value of Technology and Global Technology shall be determined in accordance with the procedures described in the prospectus of Global Technology as of the Valuation Time. Such valuation and determination shall be made by Global Technology in cooperation with Technology. Global Technology shall issue its Class A, Class B, Class C and Class D shares to Technology in certificates or share deposit receipts (one in respect of each class) registered in the name of Technology. Technology shall distribute Corresponding Shares of Global Technology to its stockholders by redelivering such certificates to Financial Data Services, Inc.

     5. Payment of Expenses.

     (a) With respect to expenses incurred in connection with the Reorganization, (i) Global Technology shall pay all expenses incurred which are attributable solely to Global Technology and the conduct of its business, (ii) Technology shall pay all expenses incurred which are attributable solely to Technology and the conduct of its business and (iii) Global Technology and Technology shall bear pro rata according to each Fund's net assets at the Valuation Time, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation of the N-14 Registration Statement and the distribution of the Proxy Statement and Prospectus. Such fees and expenses shall include the cost of preparing and filing a ruling request with the Internal Revenue Service, legal and accounting fees, printing costs, filing fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization. All expenses associated with Technology's dissolution under Maryland law and the termination of Technology's registration as an investment company under the 1940 Act shall be paid by Global Technology following the Reorganization.

     (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

     6. Covenants of Global Technology and Technology.

     (a) Technology agrees to call a special meeting of the stockholders of Technology as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of a majority of the shares of Technology issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such a meeting at or prior to the Valuation Time.

     (b) Global Technology and Technology each covenants to operate the business of Global Technology and Technology, respectively, as presently conducted between the date hereof and the Exchange Date.

     (c) Technology agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Global Technology shares other than to the stockholders of Technology and without first paying or adequately providing for the payment of all of Technology's liabilities not assumed by Global Technology, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

     (d) Technology undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Technology has ceased to be a registered investment company.

     (e) Global Technology will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Global Technology and Technology agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14

Registration Statement as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.

     (f) Global Technology has no plan or intention to sell or otherwise dispose of the assets of Technology to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

     (g) Technology and Global Technology each agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Global Technology agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Technology for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, Technology shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Technology with respect to Technology's final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Technology (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by Technology to the extent such expenses have been accrued by Technology in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Merrill Lynch Asset Management, L.P. ("MLAM") at the time such tax returns and Forms 1099 are prepared.

     (h) Technology agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

     (i) Following the consummation of the Reorganization, Global Technology expects to stay in existence and continue its business as a diversified, open-end management investment company registered under the 1940 Act.

     7. Exchange Date.

     (a) Delivery of the assets of Technology to be transferred, together with any other Investments, and the Global Technology shares to be issued, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Technology and Global Technology, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date." To the extent that any Investments, for any reason, are not transferable on the Exchange Date, Technology shall cause such Investments to be transferred to Global Technology's account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.

     (b) Technology will deliver to Global Technology on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Global Technology hereunder, certified by Deloitte & Touche LLP.

     (c) As soon as practicable after the close of business on the Exchange Date, Technology shall deliver to Global Technology a list of the names and addresses of all of the stockholders of record of Technology on the Exchange Date and the number of shares of Technology owned by each such stockholder, certified to the best of their knowledge and belief by the transfer agent for Technology or by its President.

     8. Technology Conditions.

     The obligations of Technology hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of a majority of the shares of Technology, issued and outstanding and entitled to vote thereon, voting together as a single class, and by the Board of Directors of Global Technology; and that Global Technology shall have delivered to Technology a copy of the resolution approving this Agreement adopted by Global Technology's Board of Directors, certified by the Secretary of Global Technology.

     (b) That Global Technology shall have furnished to Technology a statement of Global Technology's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Global Technology's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Global Technology's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Global Technology since September 30, 1998, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

     (c) That Global Technology shall have furnished to Technology a certificate signed by Global Technology's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of Global Technology made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Global Technology has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

     (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (e) That Technology shall have received an opinion of Brown & Wood LLP, as counsel to both Global Technology and Technology, in form and substance satisfactory to Technology and dated the Exchange Date, to the effect that (i) each of Global Technology and Technology is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Global Technology to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and fully paid and nonassessable by Global Technology, and no stockholder of Global Technology has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended and supplemented, or the by-laws of Global Technology or, to the best of such counsel's knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of Global Technology and Technology, and represents a valid and binding contract, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights generally and to general principles of equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which either Global Technology or Technology is a party or by which either Global Technology or Technology is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization or Maryland law; (v) Technology has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Technology will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Global Technology and Technology of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (x) neither Global Technology nor Technology, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on Global Technology, Technology or their respective stockholders; (xi) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Global Technology or Technology, the unfavorable outcome of which would materially and adversely affect Global Technology or Technology; (xii) all corporate actions required to be taken by Global Technology and Technology to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Global Technology and Technology; and (xiii) such opinion is solely for the benefit of Global Technology and Technology and their Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Global Technology or Technology contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Global Technology and Technology with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Global Technology and Technology.

     (f) That Technology shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of Technology to Global Technology in exchange solely for shares of Global Technology as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Technology and Global Technology will each be deemed to be a "party" to the Reorganization within the meaning of Section 368(b); (ii) in accordance with
Section 361(a) of the Code, no gain or loss will be recognized to Technology as a result of the asset transfer solely in exchange for Global Technology shares or on the distribution of the Global Technology stock to Technology stockholders under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized to Global Technology on the receipt of assets of Technology in exchange for Global Technology shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Technology on the receipt of Corresponding Shares of Global Technology in exchange for their shares of Technology; (v) in accordance with Section 362(b) of the Code, the tax basis of the Technology assets in the hands of Global Technology will be the same as the tax basis of such assets in the hands of Technology immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Global Technology received by the stockholders of Technology in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of Technology surrendered in exchange;
(vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the Corresponding Shares of Global Technology will be determined by including the period for which such stockholder held the shares of Technology exchanged therefor, provided, that such Technology shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Global Technology's holding period with respect to the Technology assets transferred will include the period for which such assets were held by Technology; and (ix) the taxable year of Technology will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Global Technology will succeed to and take into account certain tax attributes of Technology, such as earnings and profits, capital loss carryovers and method of accounting.

     (g) That all proceedings taken by Global Technology and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Technology.

     (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Global Technology, be contemplated by the Commission.

     (i) That Technology shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Technology, to the effect that (i) they are independent public accountants with respect to Global Technology within the meaning of the 1933 Act and the applicable published rules and regulations thereunder, (ii) in their opinion, the financial statements and supplementary information of Global Technology included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Technology and Global Technology and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Global Technology included in the N-14 Registration Statement, and inquiries of certain officials of Global Technology responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Technology and Global Technology and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Global Technology appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Global Technology or from schedules prepared by officials of Global Technology having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

     (j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Global Technology or would prohibit the Reorganization.

     (k) That Technology shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Technology, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

     9. Global Technology Conditions.

     The obligations of Global Technology hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of Technology and by the affirmative vote of the holders of a majority of the shares of common stock of Technology issued and outstanding and entitled to vote thereon, voting together as a single class; and that Technology shall have delivered to Global Technology a copy of the resolution approving this Agreement adopted by Technology's Board of Directors, and a certificate setting forth the vote Technology stockholders obtained, each certified by the Secretary of Technology.

     (b) That Technology shall have furnished to Global Technology a statement of Technology's assets and liabilities, with values determined as provided in
Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Technology's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Technology's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Technology since March 31, 1998, other than changes in the Investments since that date or changes in the market value of the Investments.

     (c) That Technology shall have furnished to Global Technology a certificate signed by Technology's President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Technology made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Technology has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

     (d) That Technology shall have delivered to Global Technology a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Technology for the period ended March 31, 1998 (which returns originally were prepared and filed by Technology), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Technology for the period covered thereby; and that for the period from April 1, 1998, to and including the Exchange Date and for any taxable year of Technology ending upon the liquidation of Technology, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from April 1, 1998, to and including the Exchange Date and for any taxable year of Technology ending upon the liquidation of Technology or that Technology would not continue to qualify as a regulated investment company for Federal income tax purposes for the tax years in question.

     (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (f) That Global Technology shall have received an opinion of Brown & Wood LLP, as counsel to both Global Technology and Technology, in form and substance satisfactory to Global Technology and dated the Exchange Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as Global Technology reasonably may deem necessary or desirable.

     (g) That Global Technology shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 8(f) of this Agreement.

     (h) That Global Technology shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the

Exchange Date, in form and substance satisfactory to Global Technology, to the effect that (i) they are independent public accountants with respect to Technology within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Technology included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Technology and Global Technology and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Technology included in the N-14 Registration Statement, and inquiries of certain officials of Technology responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Global Technology and Technology and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Technology appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Technology or from schedules prepared by officials of Technology having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

     (i) That the Investments to be transferred to Global Technology shall not include any assets or liabilities which Global Technology, by reason of charter limitations or otherwise, may not properly acquire or assume.

     (j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Technology, be contemplated by the Commission.

     (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Technology or would prohibit the Reorganization.

     (l) That Global Technology shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Global Technology, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

     (m) That all proceedings taken by Technology and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Global Technology.

     (n) That prior to the Exchange Date, Technology shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income for the period from March 31, 1998 to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized for the period from March 31, 1998 to and including the Exchange Date.

     10. Termination, Postponement and Waivers.

     (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Technology) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of Technology and Global Technology;
(ii) by the Board of Directors of Technology if any condition of Technology's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Global Technology if any condition of Global Technology's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

     (b) If the transactions contemplated by this Agreement have not been consummated by September 30, 1999, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of Technology and Global Technology.

     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Technology or Global Technology or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

     (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Technology or Global Technology, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of Technology and Global Technology have delegated to MLAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of Technology and Global Technology to do so.

     (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Technology nor Global Technology nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director or trustee, agent or stockholder of Technology or Global Technology against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of Technology and Global Technology to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Technology unless such terms and conditions shall result in a change in the method of computing the number of shares of Global Technology to be issued to Technology in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Technology prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Technology promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

     11. Indemnification.

     (a) Technology hereby agrees to indemnify and hold Global Technology harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Global Technology may incur or sustain by reason of the fact that (i) Global Technology shall be required to pay any corporate obligation of Technology, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against Technology which were omitted or not fairly reflected in the financial statements to be delivered to Global Technology in connection with the Reorganization; (ii) any representations or warranties made by Technology in this Agreement should prove to be false or erroneous in any material respect;
(iii) any covenant of Technology has been breached in any material respect; or
(iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the stockholders of Technology and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Technology by Global Technology.

     (b) Global Technology hereby agrees to indemnify and hold Technology harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which Technology may incur or sustain by reason of the fact that (i) any representations or warranties made by Global Technology in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of Global Technology has been breached in any material respect, or (iii) any claim is made alleging that
(a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Proxy Statement and Prospectus delivered to stockholders of Technology and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Global Technology by Technology.

     (c) In the event that any claim is made against Global Technology in respect of which indemnity may be sought by Global Technology from Technology under Section 11(a) of this Agreement, or in the event that any claim is made against Technology in respect of which indemnity may be sought by Technology from Global Technology under Section 11(b) of this Agreement, then the party seeking indemnification (the "Indemnified Party"), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between Technology and Global Technology that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this
Section 11, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

     12. Other Matters.

     (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Global Technology will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

     THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933

     OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Global Technology's transfer agent with respect to such shares. Technology will provide Global Technology on the Exchange Date with the name of any Technology stockholder who is to the knowledge of Technology an affiliate of Technology on such date.

     (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to Technology or Global Technology, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Arthur Zeikel, President.

     (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

     (e) Copies of the Articles of Incorporation, as amended, of Technology and Global Technology are on file with the Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of each fund.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                                        MERRILL LYNCH GLOBAL TECHNOLOGY FUND,
                                        INC.


                                        BY:        /s/ TERRY K. GLENN

                                           -------------------------------------

                                              (TERRY K. GLENN, EXECUTIVE VICE
                                                         PRESIDENT)

ATTEST:

       /s/ PHILIP M. MANDEL
--------------------------------------
    (PHILIP M. MANDEL, SECRETARY)


                                        MERRILL LYNCH TECHNOLOGY FUND, INC.



                                        BY:        /s/ ARTHUR ZEIKEL

                                           -------------------------------------

                                                (ARTHUR ZEIKEL, PRESIDENT)

ATTEST:

       /s/ PHILIP M. MANDEL
--------------------------------------
    (PHILIP M. MANDEL, SECRETARY)

                      STATEMENT OF ADDITIONAL INFORMATION

                      MERRILL LYNCH TECHNOLOGY FUND, INC.
                   MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Merrill Lynch Technology Fund, Inc. ("Technology Fund") and Merrill Lynch Global Technology Fund, Inc. ("Global Technology Fund") dated December 10, 1998 (the "Proxy Statement and Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Global Technology Fund at 1-800-456-4587, ext. 123, or by writing to Global Technology Fund at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

     Further information about Global Technology Fund is contained in and incorporated by reference to its Prospectus, dated May 20, 1998, and its Statement of Additional Information, dated May 20, 1998, which are incorporated by reference into this Statement of Additional Information. Global Technology Fund's Statement of Additional Information accompanies this Statement of Additional Information.

     Further information about Technology Fund is contained in and incorporated by reference to its Prospectus, dated June 30, 1998, and its Statement of Additional Information, dated June 30, 1998, which are incorporated by reference into this Statement of Additional Information. The Technology Fund Statement of Additional Information accompanies this Statement of Additional Information.

     The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Technology Fund and Global Technology Fund, other material incorporated by reference and other information regarding Technology Fund and Global Technology Fund.

     The date of this Statement of Additional Information is December 10, 1998.

                               TABLE OF CONTENTS

General Information                                              2
Financial Statements                                             2
  Pro Forma Combined Schedule of Investments for Global
     Technology Fund and Technology Fund as of September 30,
     1998 (unaudited)                                          F-1
  Pro Forma Combined Statement of Assets and Liabilities for
     Global Technology Fund and Technology Fund as of
     September 30, 1998 (unaudited)                            F-4
  Pro Forma Combined Statement of Operations for Global
     Technology Fund and Technology Fund as of September 30,
     1998 (unaudited)                                          F-6

                              GENERAL INFORMATION

     The stockholders of Technology Fund are being asked to approve the acquisition of substantially all of the assets of Technology Fund, and the assumption of substantially all of the liabilities of Technology Fund, by Global Technology Fund in exchange solely for an equal aggregate value of shares of Global Technology Fund (the "Reorganization"). Global Technology Fund is an open-end management investment company organized as a Maryland corporation. A Special Meeting of Stockholders of Technology Fund to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on January 12, 1999, at 9:00 a.m., New York time.

     For detailed information about the Reorganization, stockholders of Technology Fund should refer to the Proxy Statement and Prospectus. For further information about Global Technology Fund, stockholders should refer to Global Technology Fund's Statement of Additional Information, dated May 20, 1998, which accompanies this Statement of Additional Information and is incorporated by reference herein. For further information about Technology Fund, stockholders should refer to Technology Fund's Statement of Additional Information, dated June 30, 1998, which accompanies this Statement of Additional Information and is incorporated by reference herein.

                              FINANCIAL STATEMENTS

     Pro forma financial statements reflecting consummation of the Reorganization are included herein.

GLOBAL TECHNOLOGY FUND

     An audited statement of assets and liabilities and accompanying notes as of May 18, 1998, and report of independent auditors thereon, dated May 18, 1998, of Global Technology Fund are incorporated by reference from Global Technology Fund's Statement of Additional Information, dated May 20, 1998. Unaudited financial statements and accompanying notes for the period June 26, 1998 through September 30, 1998 of Global Technology Fund are incorporated by reference from Global Technology Fund's Semi-Annual Report to Shareholders.

TECHNOLOGY FUND

     Audited financial statements and accompanying notes for the fiscal year ended March 31, 1998, and the independent auditor's report thereon, dated May 6, 1998, of Technology Fund are incorporated by reference from Technology Fund's Statement of Additional Information, dated June 30, 1998. Unaudited financial statements and accompanying notes for the six months ended September 30, 1998 of Technology Fund are incorporated by reference from Technology Fund's Semi-Annual Report to Shareholders.

                 PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
                 MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC. AND
                      MERRILL LYNCH TECHNOLOGY FUND, INC.
                         SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                         GLOBAL                      PRO FORMA
                                                                                       TECHNOLOGY     TECHNOLOGY    FOR COMBINED
   COUNTRY           INDUSTRIES        SHARES HELD               STOCKS                   FUND           FUND           FUND
-------------  ----------------------  -----------   -------------------------------  ------------   ------------   ------------
CANADA         TELECOMMUNICATION          121,000    Northern Telecom Limited.......  $  3,872,000   $         --   $  3,872,000
                 EQUIPMENT                                                            ------------   ------------   ------------
                                                     TOTAL INVESTMENTS IN CANADA....     3,872,000             --      3,872,000
                                                                                      ============   ============   ============
FINLAND        TELECOMMUNICATION           62,600    Nokia Oyj (ADR)**..............     4,910,188             --      4,910,188
                 EQUIPMENT                                                            ------------   ------------   ------------
                                                     TOTAL INVESTMENTS IN FINLAND...     4,910,188             --      4,910,188
                                                                                      ============   ============   ============
GERMANY        SOFTWARE                   181,200    SAP AG (Systeme, Anwendungen,
                                                       Produkte in der
                                                       Datenverarbeitung) (ADR)**...     3,628,975      3,426,500      7,055,475
                                                                                      ------------   ------------   ------------
                                                     TOTAL INVESTMENTS IN GERMANY...     3,628,975      3,426,500      7,055,475
                                                                                      ============   ============   ============
ISRAEL         TELECOMMUNICATION          354,400    ECI Telecommunications
                 EQUIPMENT                             Limited......................     5,228,300      3,454,500      8,682,800
                                                                                      ------------   ------------   ------------
                                                     TOTAL INVESTMENTS IN ISRAEL....     5,228,300      3,454,500      8,682,800
                                                                                      ============   ============   ============
SINGAPORE      COMPUTER PERIPHERALS     4,216,950    +Creative Technology Ltd. .....            --     37,952,550     37,952,550
                                                                                      ------------   ------------   ------------
                                                     TOTAL INVESTMENTS IN
                                                       SINGAPORE....................            --     37,952,550     37,952,550
                                                                                      ============   ============   ============
UNITED STATES  COMPONENTS                 322,000    +American Power Conversion         12,115,250             --     12,115,250
                                                       Corporation..................
                                          545,000    General Cable Corporation......     5,753,500      4,329,000     10,082,500
                                                                                      ------------   ------------   ------------
                                                                                        17,868,750      4,329,000     22,197,750
                                                                                      ------------   ------------   ------------
               COMPUTER PERIPHERALS       904,100    +Seagate Technology, Inc.......     5,115,256     17,543,750     22,659,006
                                                                                      ------------   ------------   ------------
                                                                                        28,536,563             --     28,536,563
               COMPUTER SYSTEMS           499,000    +EMC Corporation...............
                                          618,800    +Electronics for Imaging,          13,072,150             --     13,072,150
                                                       Inc..........................
                                           45,000    International Business Machines     5,760,000             --      5,760,000
                                                       Corporation..................
                                          178,000    +Sun Microsystems, Inc.........     4,931,438      3,935,188      8,866,626
                                                                                      ------------   ------------   ------------
                                                                                        52,300,151      3,935,188     56,235,339
                                                                                      ------------   ------------   ------------
               CONTRACT MANUFACTURERS     423,200    +Flextronics International         11,392,800      3,525,000     14,917,800
                                                       Ltd..........................
                                                                                        11,554,375      3,544,500     15,098,875
                                          434,500    +Jabil Circuit, Inc............
                                                                                        11,348,769      3,313,313     14,662,082
                                          544,300    +SCI Systems, Inc..............
                                          669,000    +Sanmina Corporation...........    10,355,063      8,418,750     18,773,813
                                                                                      ------------   ------------   ------------
                                                                                        44,651,007     18,801,563     63,452,570
                                                                                      ------------   ------------   ------------
                                                                                         5,862,000             --      5,862,000
               DATA COMMUNICATIONS        195,400    +3Com Corporation..............
                                                                                         4,550,000      3,899,350      8,449,350
                                          185,700    +Ascend Communications, Inc....
                                          348,750    +Cisco Systems, Inc............     4,867,734     16,689,375     21,557,109
                                                                                      ------------   ------------   ------------
                                                                                        15,279,734     20,588,725     35,868,459
                                                                                      ------------   ------------   ------------
               DISTRIBUTION                93,300    +Ingram Micro Inc..............     4,997,381             --      4,997,381
                                                                                      ------------   ------------   ------------
                                                                                         5,091,031             --      5,091,031
               DIVERSIFIED TECHNOLOGY      50,500    Lockheed Martin Corporation....
                                          763,200    +Thermo Electron Corporation...    11,495,700             --     11,495,700
                                                                                      ------------   ------------   ------------
                                                                                        16,586,731             --     16,586,731
                                                                                      ------------   ------------   ------------
               ELECTRONIC DESIGN          874,300    +Cadence Design Systems,           18,463,794      3,885,500     22,349,294
                                                       Inc..........................
               AUTOMATION                 442,000    +Synopsys, Inc.................    11,026,438      3,697,688     14,724,126
                                                                                      ------------   ------------   ------------
                                                                                        29,490,232      7,583,188     37,073,420
                                                                                      ------------   ------------   ------------

                                                                                         GLOBAL                      PRO FORMA
                                                                                       TECHNOLOGY     TECHNOLOGY    FOR COMBINED
   COUNTRY           INDUSTRIES        SHARES HELD               STOCKS                   FUND           FUND           FUND
-------------  ----------------------  -----------   -------------------------------  ------------   ------------   ------------
               INTERNET                    86,300    +America Online, Inc.               9,600,875             --      9,600,875
                                           39,000    +Yahoo! Inc. ..................     5,048,063             --      5,048,063
                                                                                      ------------   ------------   ------------
                                                                                        14,648,938             --     14,648,938
                                                                                      ------------   ------------   ------------
               MEDICAL TECHNOLOGY          65,000    +Boston Scientific                  3,339,375             --      3,339,375
                                                       Corporation..................
                                                                                         5,462,500             --      5,462,500
                                           76,000    +Genentech, Inc................
                                          919,700    HBO and Company................    26,556,338             --     26,556,338
                                                                                      ------------   ------------   ------------
                                                                                        35,358,213             --     35,358,213
                                                                                      ------------   ------------   ------------
               MISCELLANEOUS                4,345    Iwerks Entertainment, Inc.
                                                       (Warrants)(a)................            --             --             --
                                                                                      ------------   ------------   ------------
                                                                                        13,662,000     17,393,750     31,055,750
               PERSONAL COMPUTERS         982,000    COMPAQ Computer Corporation....
                                                                                         4,865,500             --      4,865,500
                                           74,000    +Dell Computer Corporation.....
                                          165,200    +Gateway 2000, Inc.............       562,950      8,048,100      8,611,050
                                                                                      ------------   ------------   ------------
                                                                                        19,090,450     25,441,850     44,532,300
                                                                                      ------------   ------------   ------------
                                                                                                --     14,375,625     14,375,625
               SEMICONDUCTOR              410,000    +Altera Corporation............
                                                                                        12,065,025     14,448,875     26,513,900
                                          309,200    Intel Corporation..............
                                                                                                --     15,750,000     15,750,000
                                          315,000    Linear Technology Corporation
                                          670,200    +Maxim Integrated Products,         5,017,500     13,664,325     18,681,825
                                                       Inc..........................
                                                                                                --      8,157,250      8,157,250
                                          268,000    +Micron Technology, Inc........
                                                                                                --     13,633,200     13,633,200
                                          432,800    +PMC-Sierra, Inc...............
                                                                                         9,690,175     16,088,750     25,778,925
                                          488,700    Texas Instruments Inc..........
                                          485,000    +Vitesse Semiconductor                     --     11,397,500     11,397,500
                                                       Corporation..................
                                          506,000    +Xilinx, Inc...................     4,227,437     13,450,937     17,678,374
                                                                                      ------------   ------------   ------------
                                                                                        31,000,137    120,966,462    151,966,599
                                                                                      ------------   ------------   ------------
               SEMICONDUCTOR              166,500
                 EQUIPMENT                           +Applied Materials, Inc........     4,204,125             --      4,204,125
                                                                                      ------------   ------------   ------------
                                                                                         9,499,875      4,068,750     13,568,625
               SOFTWARE                   516,900    Autodesk, Inc..................
                                                                                         5,502,000     12,642,000     18,144,000
                                          302,400    +BMC Software, Inc.............
                                                                                        16,876,700             --     16,876,700
                                          237,700    +Citrix Systems, Inc...........
                                                                                         5,334,075             --      5,334,075
                                           90,600    +Compuware Corporation.........
                                                                                        12,448,069     16,399,312     28,847,381
                                          262,100    +Microsoft Corporation.........
                                                                                        11,981,250      3,266,000     15,247,250
                                          429,500    +Network Associates, Inc.......
                                                                                        24,295,837             --     24,295,837
                                          744,700    +PeopleSoft, Inc...............
                                          370,100    +Symantec Corporation..........     2,547,562      2,310,000      4,857,562
                                                                                      ------------   ------------   ------------
                                                                                        88,485,368     38,686,062    127,171,430
                                                                                      ------------   ------------   ------------
                                                                                         5,249,281             --      5,249,281
               TECHNOLOGY SERVICES        120,500    +BISYS Group, Inc. (The).......
                                                                                         8,134,050      3,428,750     11,562,800
                                          219,200    +DST Systems, Inc..............
                                          421,100    +Keane, Inc....................    12,121,637      2,669,500     14,791,137
                                                                                      ------------   ------------   ------------
                                                                                        25,504,968      6,098,250     31,603,218
                                                                                      ------------   ------------   ------------
               TELECOMMUNICATION          480,000    +ADC Telecommunications,            7,477,187      2,632,812     10,109,999
                                                       Inc..........................
                                                                                         3,770,812     15,677,187     19,447,999
               EQUIPMENT                  281,600    Lucent Technologies, Inc.......
                                                                                        11,684,969      3,065,563     14,750,532
                                          370,500    +Tellabs, Inc..................
                                          184,000    +Uniphase Corporation..........     3,993,500      3,504,500      7,498,000
                                                                                      ------------   ------------   ------------
                                                                                        26,926,468     24,880,062     51,806,530
                                                                                      ------------   ------------   ------------

                                                                                         GLOBAL                      PRO FORMA
                                                                                       TECHNOLOGY     TECHNOLOGY    FOR COMBINED
   COUNTRY           INDUSTRIES        SHARES HELD               STOCKS                   FUND           FUND           FUND
-------------  ----------------------  -----------   -------------------------------  ------------   ------------   ------------
               TELECOMMUNICATIONS         415,100    +MCI WorldCom, Inc.............    16,231,387      4,056,625     20,288,012
                                                                                      ------------   ------------   ------------
                                                     TOTAL INVESTMENTS IN THE
                                                       UNITED STATES................   447,739,296    292,910,725    740,650,021
                                                                                      ============   ============   ============
                                                     TOTAL INVESTMENTS IN STOCKS....   465,378,759    337,744,275    803,123,034
                                                                                      ============   ============   ============
 SHORT-TERM
 SECURITIES                            FACE AMOUNT                ISSUE
-------------                         ------------   -------------------------------
               COMMERCIAL PAPER*       19,021,000    General Motors Acceptance
                                                       Corp., 5.88% due
                                                       10/01/1998...................    13,393,000      5,628,000     19,021,000
                                                     TOTAL INVESTMENTS IN SHORT-TERM
                                                       SECURITIES...................    13,393,000      5,628,000     19,021,000
                                                                                      ------------   ------------   ------------
                                                     TOTAL INVESTMENTS..............   478,771,759    343,372,275    822,144,034
                                                     OTHER ASSETS LESS
                                                       LIABILITIES..................     2,289,081     (2,735,349)      (446,268)
                                                                                      ------------   ------------   ------------
                                                     NET ASSETS.....................  $481,060,840   $340,636,926   $821,697,766
                                                                                      ============   ============   ============

---------------
  * Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

 ** American Depositary Receipts (ADR).

  + Non-income producing security.

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

                       See Notes to Financial Statements.

             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
               FOR MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC. AND
                      MERRILL LYNCH TECHNOLOGY FUND, INC.
                      AS OF SEPTEMBER 30, 1998 (UNAUDITED)

                                              GLOBAL                                          PRO FORMA
                                            TECHNOLOGY      TECHNOLOGY                           FOR
                                               FUND            FUND         ADJUSTMENTS     COMBINED FUND
                                           ------------    -------------    ------------    --------------
ASSETS:
Investments at value (Note 1a)...........  $478,771,759    $ 343,372,275                    $  822,144,034
Receivables:
  Capital shares sold....................       663,115          469,176                         1,132,291
  Securities sold........................     9,596,470                0                         9,596,470
  Dividends..............................        24,874            8,250                            33,124
Deferred organization expenses (Note
  1f)....................................       108,600                0                           108,600
Prepaid registration fees and other
  assets (Note 1f).......................       200,000           17,757                           217,757
                                           ------------    -------------    ------------    --------------
Total assets.............................   489,364,818      343,867,458                       833,232,276
                                           ------------    -------------    ------------    --------------
LIABILITIES:
Payables:
  Securities purchased...................     4,969,470                0                         4,969,470
  Capital shares redeemed................       777,439        1,253,889                         2,031,328
  Distributor (Note 2)...................       333,300          148,686                           481,986
  Investment adviser (Note 2)............       386,499          287,066                           673,565
  Custodian bank (Note 1h)...............     1,341,821        1,209,095                         2,550,916
Accrued expenses and other liabilities...       495,449          331,796         317,659(1)      1,144,904
                                           ------------    -------------    ------------    --------------
Total liabilities........................     8,303,978        3,230,532         317,659        11,852,169
                                           ------------    -------------    ------------    --------------
NET ASSETS:
Net Assets...............................  $481,060,840    $ 340,636,926    $   (317,659)   $  821,380,107
                                           ============    =============    ============    ==============
NET ASSETS CONSIST OF:
Class A Common Stock, $0.10 par value,
  100,000,000 shares authorized..........  $    213,753    $   4,220,712      (2,547,141)   $    1,887,324
Class B Common Stock, $0.10 par value,
  200,000,000 shares authorized..........     3,642,205        4,855,033      (3,030,483)        5,466,755
Class C Common Stock, $0.10 par value,
  100,000,000 shares authorized..........       866,454          257,908        (161,663)          962,699
Class D Common Stock, $0.10 par value,
  100,000,000 shares authorized..........       706,628          624,751        (378,503)          952,876
Paid-in capital in excess of par.........   538,429,124      531,660,385       5,800,131     1,075,889,640
Accumulated investment loss -- net.......    (1,443,252)      (3,356,813)                       (4,800,065)
Accumulated realized capital losses on
  investments and foreign currency
  transactions -- net....................    (4,007,784)    (147,911,977)                     (151,919,761)
Accumulated distributions in excess of
  realized capital gains on investments
  -- net (Note 1g).......................             0      (19,019,891)                      (19,019,891)
Unrealized depreciation on investments
  and foreign currency transactions --
  net....................................   (57,346,288)     (30,693,182)                      (88,039,470)
                                           ------------    -------------    ------------    --------------
Net assets...............................  $481,060,840    $ 340,636,926    $   (317,659)   $  821,380,107
                                           ============    =============    ============    ==============
NET ASSET VALUE:
Class A:
  Net assets.............................  $ 18,985,279    $ 148,645,908         (64,804)   $  167,566,383
  Shares outstanding.....................     2,137,528       42,207,121     (25,471,407)       17,873,242
  Net Asset Value........................  $       8.88    $        3.52         --         $         8.88

                                              GLOBAL                                          PRO FORMA
                                            TECHNOLOGY      TECHNOLOGY                           FOR
                                               FUND            FUND         ADJUSTMENTS     COMBINED FUND
                                           ------------    -------------    ------------    --------------
Class B:
  Net assets.............................  $322,608,932    $ 161,608,329        (187,194)   $  484,030,067
  Shares outstanding.....................    36,422,048       48,550,329     (30,304,824)       54,667,553
  Net Asset Value........................  $       8.86    $        3.33         --         $         8.85
Class C:
  Net Assets.............................  $ 76,745,116    $   8,525,015         (32,964)   $   85,237,167
  Shares outstanding.....................     8,664,536        2,579,080      (1,616,622)        9,626,994
  Net Asset Value........................  $       8.86    $        3.31                    $         8.85
Class D:
  Net Assets.............................  $ 62,721,513    $  21,857,674         (32,697)   $   84,546,490
  Shares outstanding.....................     7,066,275        6,247,508      (3,785,021)        9,528,762
  Net Asset Value........................  $       8.88    $        3.50                    $         8.87
*Identified cost.........................  $536,118,047    $ 374,065,457                    $  910,183,504

---------------
(1) Reflects the charge for estimated Reorganization expenses of $375,000 and anticipated savings of the Reorganization.

                       See Notes to Financial Statements.

                 PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR
                 MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC. AND
                      MERRILL LYNCH TECHNOLOGY FUND, INC.
               FOR THE PERIOD APRIL 1, 1998 TO SEPTEMBER 30, 1988
                                  (UNAUDITED)

                                            GLOBAL                                      PRO FORMA
                                          TECHNOLOGY     TECHNOLOGY                        FOR
                                            FUND+           FUND       ADJUSTMENTS    COMBINED FUND
                                         ------------   ------------   -----------    -------------
INVESTMENT INCOME (NOTES 1D & 1E):
  Dividends**..........................  $    104,652   $    154,136                  $     258,788
  Interest and discount earned.........     1,317,528        976,544                      2,294,072
                                         ------------   ------------                  -------------
  Total income.........................     1,422,180      1,130,680                      2,552,860
                                         ------------   ------------                  -------------
EXPENSES:
  Investment advisory fees.............     1,296,405      2,257,240                      3,553,645
  Account maintenance and distribution
     fees -- Class B (Note 2)..........       866,949      1,127,750                      1,994,699
  Account maintenance and distribution
     fees -- Class C (Note 2)..........       209,762         60,526                        270,288
  Transfer agent fees -- Class B.......       120,649        397,655                        518,304
  Registration fees (Note 1f)..........       100,553         39,764                        140,317
  Account maintenance fees -- Class D
     (Note 2)..........................        42,087         35,657                         77,744
  Custodian fees.......................        72,939         17,792                         90,731
  Transfer agent fees -- Class C.......        30,383         23,205                         53,588
  Transfer agent fees -- Class D.......        19,663         44,033                         63,696
  Printing and shareholder reports.....        35,839         69,371                        105,210
  Accounting services (Note 2).........        32,633         63,804      (33,314)(2)        63,123
  Directors' fees and expenses.........        12,120         19,820      (12,756)(2)        19,184
  Transfer agent fees -- Class A (Note
     2)................................         6,002        286,831                        292,833
  Professional fees....................        10,265         38,140      (11,271)(2)        37,134
  Amortization of organization
     expenses..........................         5,867              0                          5,867
  Pricing fees.........................         1,297            198                          1,495
  Other................................         2,019          5,707      375,000(1)        382,726
                                         ------------   ------------    ---------     -------------
  Total expenses.......................     2,865,432      4,487,493      317,659         7,670,584
                                         ------------   ------------    ---------     -------------
  Investment income (loss) -- net......    (1,443,252)    (3,356,813)    (317,659)       (5,117,724)
                                         ------------   ------------    ---------     -------------

                                            GLOBAL                                      PRO FORMA
                                          TECHNOLOGY     TECHNOLOGY                        FOR
                                            FUND+           FUND       ADJUSTMENTS    COMBINED FUND
                                         ------------   ------------   -----------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS -- NET (NOTES 1B, 1C &
  1E):
  Realized gain (loss) from:
     Investments -- net................    (4,007,784)    10,007,159                      5,999,375
     Foreign currency
       transactions -- net.............             0              0                              0
  Change in unrealized
     appreciation/depreciation on:
     Investments -- net................   (57,346,288)   (85,531,968)                  (142,878,256)
     Foreign currency
       transactions -- net.............             0              0                              0
  Net realized and unrealized loss on
     investments and foreign currency
     transactions......................   (61,354,072)   (75,524,809)                  (136,878,881)
                                         ------------   ------------    ---------     -------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................  $(62,797,324)  $(78,881,622)   $(317,659)    $(141,996,605)
                                         ============   ============    =========     =============
**Net foreign withholding tax on
  dividends............................  $      1,771                                 $       1,771

---------------
(1) Reflects the charge for estimated Reorganization expenses of $375,000.

(2) Reflects the anticipated savings of the Reorganization.

 +  The Fund commenced operations on June 26, 1998.

                 MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC. AND
                      MERRILL LYNCH TECHNOLOGY FUND, INC.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES:

     Merrill Lynch Global Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of securities -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

     (b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

     - Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     - Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

       When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

       Written and purchased options are non-income producing investments.

     - Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

     - Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

     (c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

     (d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

     (e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

     (f) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

     (g) Dividends and distributions to shareholders -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

     (h) Custodian bank -- The Fund recorded an amount payable to the Custodian Bank resulting from a timing difference of security transaction settlements.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

     MLAM is responsible for the management of the Fund's portfolio and provides the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund.

     Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                                        ACCOUNT
                                                      MAINTENANCE    DISTRIBUTION
                                                          FEE            FEE
                                                      -----------    ------------
Class B.............................................     0.25%           0.75%
Class C.............................................     0.25%           0.75%
Class D.............................................     0.25%             --

     Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

     For the period April 1, 1998 to September 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                                    MERRILL LYNCH
                                                       GLOBAL        MERRILL LYNCH
                                                     TECHNOLOGY       TECHNOLOGY
                                                     FUND, INC.+      FUND, INC.
                                                    -------------    -------------
Class A:
  MLFD............................................   $       29         $   332
  MLPF&S..........................................   $      445         $ 4,361
Class D:
  MLFD............................................   $   13,871         $   905
  MLPF&S..........................................   $1,836,945         $12,341

     For the period April 1, 1998 to September 30, 1998, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares, as follows:

                                                    MERRILL LYNCH
                                                       GLOBAL        MERRILL LYNCH
                                                     TECHNOLOGY       TECHNOLOGY
                                                     FUND, INC.+      FUND, INC.
                                                    -------------    -------------
Class B...........................................     $83,190         $404,920
Class C...........................................     $11,638         $  5,523

Furthermore, MLPF&S received contingent deferred sales charges of $100,994 relating to transactions subject to front-end sales charge waivers in Class A Shares for Merrill Lynch Technology Fund, Inc.

     In addition, MLPF&S received $79,512 in commissions on the execution of portfolio security transactions for the Fund for the period April 1, 1998 to September 30, 1998.

     Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

     Accounting services are provided to the Fund by MLAM at cost.

     Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

---------------

+ The Fund commenced operations on June 26, 1998.
                                      F-10